UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2013

Date of reporting period:	7/31/2013

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

TARGET CONSERVATIVE ALLOCATION FUND

ANNUAL REPORT • JULY 31, 2013

Objective

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. ©2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, Target, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2013

Dear Shareholder:

We hope you find the annual report for the Target Conservative Allocation Fund informative and useful. The report covers performance for the fiscal year that ended July 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

We are dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risk. We believe our Target Conservative Allocation Fund, which is managed by institutional quality asset managers selected and monitored by our research team, will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase.

Thank you for choosing the Target Conservative Allocation Fund.

Sincerely,

Stuart S. Parker, President

Target Conservative Allocation Fund

Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	9.41%	34.10%	80.93%	—
Class B	8.57	29.21	67.91	—
Class C	8.57	29.21	67.92	—
Class R	9.07	32.49	N/A	55.80% (10/4/04)
Class X	8.57	29.21	N/A	49.34 (10/4/04)
Class Z	9.72	35.86	85.55	—
Customized Blend	8.87	40.52	87.61	—
S&P 500 Index	24.98	48.69	108.77	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	6.52	30.57	69.27	—

Average Annual Total Returns (With Sales Charges) as of 6/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	2.04%	4.21%	5.25%	—
Class B	2.11	4.44	5.06	—
Class C	6.02	4.59	5.05	—
Class R	7.63	5.13	N/A	4.91% (10/4/04)
Class X	1.11	4.12	N/A	4.41 (10/4/04)
Class Z	8.19	5.65	6.11	—
Customized Blend	7.75	6.48	6.14	—
S&P 500 Index	20.58	7.01	7.29	—
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.	6.04	4.77	5.02	—

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Average Annual Total Returns (With Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	3.40%	4.85%	5.51%	—
Class B	3.57	5.10	5.32	—
Class C	7.57	5.26	5.32	—
Class R	9.07	5.79	N/A	5.15% (10/4/04)
Class X	2.57	4.77	N/A	4.65 (10/4/04)
Class Z	9.72	6.32	6.38	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	9.41%	6.04%	6.11%	—
Class B	8.57	5.26	5.32	—
Class C	8.57	5.26	5.32	—
Class R	9.07	5.79	N/A	5.15% (10/4/04)
Class X	8.57	5.26	N/A	4.65 (10/4/04)
Class Z	9.72	6.32	6.38	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2003) and the account values at the end of the current fiscal year (July 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales

Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns. The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

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Benchmark Definitions

Customized Blend

The Customized Benchmark for the Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Barclays U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. It is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/13 is 69.69% for Class R and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/13 is 5.96% for Class R and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/13 is 81.78% for Class R and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/13 is 6.46% for Class R and Class X.

Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/13 is 52.13% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/13 is 4.65% for Class R and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Target Conservative Allocation Fund	5

Your Fund’s Performance (continued)

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Source: Lipper Inc.

The chart above shows the total returns for 12-months ended July 31, 2013, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index or average.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Conservative Allocation Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s Class A shares gained 9.41% for the 12-months ended July 31, 2013, outperforming the 8.87% gain of the Customized Blend. The Fund’s Class A shares also outperformed the 6.52% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

Were there any significant changes to the Fund?

The portion of the Fund managed by Marsico Capital Management LLC was reallocated in its entirety to the remaining large-cap growth manager, Massachusetts Financial Services Company (MFS), in April 2013.

How did the U.S. stock market perform?

The U.S. equity market advanced strongly in the 12-months ended July 31, 2013, but not without bouts of volatility, as sentiment vacillated between optimism and pessimism, often based on short-term data. The U.S. stock market returned 26.86% for the year that ended July 31, 2013, according to the Russell 3000 Index.

•

Europe’s lingering economic malaise and political inertia before the U.S. presidential election in November contributed to a downturn earlier in the period, as did subsequent concerns about the reinstatement of payroll taxes, increased tax rates on higher incomes, and sequestration, the across-the-board federal spending cuts that took effect in March.

•

Investors seemed to shrug off these fears, however, instead focusing on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits. Later in the period, global economic events, most notably China’s slowdown and Europe’s economic issues, which led to moderating global growth, contributed to market volatility, as did concerns that the Federal Reserve (the Fed) would begin scaling back its quantitative easing program.

How did fixed income markets perform?

The U.S. investment-grade bond market severely underperformed U.S. stock markets, declining by 1.90% for the reporting period, including price change and interest income, according to the Barclays U.S. Aggregate Bond Index.

•

Early in the reporting period, the U.S. fixed income market was subject to volatility. Concerns about sluggish global growth drove key central banks to further ease policy. Treasury yields were moderately volatile during the period. But corporate bonds delivered strong results, primarily in response to robust investor demand, solid market fundamentals in the U.S., and an easing of tensions over debt concerns in the European periphery.

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•

U.S. Treasury yields rose in early 2013, as policy makers successfully averted the fiscal cliff. U.S. economic data improved, and investor sentiment shifted in favor of riskier assets. U.S. government agency bonds modestly outperformed Treasuries. Agency bonds continued to benefit from low net supply and strong investor demand for high-quality bonds.

•

In May after the Fed announced its intention to “taper” bond purchases, a sell-off in fixed income was broad based and at times indiscriminant, driven primarily by investors’ fears that the Fed would wind down its quantitative easing program, which has bolstered the credit markets in recent years. Given a backdrop of gradually improving U.S. economic growth, near zero short-term rates, and still solid fundamentals, however, the magnitude of the sell-off appeared excessive in many respects.

How did asset allocation affect the Fund’s performance?

The Fund began the period with a slight underweight to equities, but quickly moved to an overweight. This positioning was beneficial as equities posted strong performance throughout most of the reporting period.

How did stocks contribute to the Fund’s relative performance?

Overall, manager selection decisions detracted from relative results. Specifically, the Fund’s equity portion struggled. The large-cap growth segment managed by Marsico Capital Management until April 2013 was hurt in what continues to be a difficult time for active managers.

•

Marsico’s underperformance was mostly attributable to weak security selection and an overexposure to cash during a strong period for stocks. Holdings in Apple, Express Scripts, and Halliburton hurt performance, while positions in Gilead Sciences and Wynn Resorts added to performance.

•	Additionally, an underweight to the industrials sector also detracted from results. An underweight to the information technology sector, however, pared losses for the period.

The large-cap value segment managed by Hotchkis & Wiley Capital Management was a bright spot, since their focus on stocks selling at a significant discount was rewarded for much of the period.

•

Stock selection in financials was a positive contributor to performance, as Citigroup, Bank of America, and JPMorgan Chase all performed well during the period, while J. C. Penney and Exelon detracted, although to a lesser degree.

Target Conservative Allocation Fund	9

Strategy and Performance Overview (continued)

•	An underweight to the energy sector contributed positively, while an overweight to the utilities sector detracted.

The MFS large-cap growth segment of the Fund also detracted from performance during the period, but to a lesser extent.

•	An underweight to the industrials sector hurt results, while an underweight to the technology sector and an overweight to the energy sector helped performance.

•	Google, Gilead Sciences, and Thermo Fisher Scientific all contributed positively to returns over the period, while positions in Apple, Dollar General, and Intuitive Surgical detracted.

How did the fixed income holdings contribute or detract from the Fund’s performance?

PIMCO, the Fund’s sole fixed income manager, began the reporting period well, but struggled towards the end as most sectors that trade at a spread to U.S. Treasuries underperformed due to the fear of a sooner than anticipated withdrawal of quantitative easing.

•

An underweight to credit spreads, the difference between yields on U.S. Treasuries and corporate bonds of similar maturity, was negative for the period as spreads tightened. However, a focus on debt securities in the financials industries, both in investment grade and high yield companies, more than offset this impact.

•	Tactical (short-term) exposure to emerging markets local rates contributed negatively as growth and inflation concerns emerged.

•

An overweight to U.S. government bond duration, which measures the approximate price volatility of a bond portfolio for a given change in interest rates, hurt performance. Specifically, this was the case during the second quarter of 2013, when rates rose sharply on the Fed’s “tapering” comments.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2013, at the beginning of the period, and held through the six-month period ended July 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Target Conservative Allocation Fund	11

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,040.50	1.49%	$7.54
	Hypothetical	$1,000.00	$1,017.41	1.49%	$7.45

Class B	Actual	$1,000.00	$1,036.40	2.24%	$11.31
	Hypothetical	$1,000.00	$1,013.69	2.24%	$11.18

Class C	Actual	$1,000.00	$1,036.40	2.24%	$11.31
	Hypothetical	$1,000.00	$1,013.69	2.24%	$11.18

Class R	Actual	$1,000.00	$1,038.80	1.74%	$8.80
	Hypothetical	$1,000.00	$1,016.17	1.74%	$8.70

Class X	Actual	$1,000.00	$1,036.40	2.24%	$11.31
	Hypothetical	$1,000.00	$1,013.69	2.24%	$11.18

Class Z	Actual	$1,000.00	$1,042.20	1.24%	$6.28
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the 12-month period ended July 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.57%	1.52%
B	2.27%	2.27%
C	2.27%	2.27%
R	2.02%	1.77%
X	2.27%	2.27%
Z	1.27%	1.27%

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS 43.2%

Advertising
683	Marin Software, Inc.	$7,895

Aerospace & Defense 0.8%
3,160	Boeing Co. (The)	332,116
1,000	Embraer SA, ADR (Brazil)	33,970
1,915	Hexcel Corp.(a)	67,427
900	Lockheed Martin Corp.	108,108
348	Moog, Inc. (Class A Stock)(a)	19,572
3,700	Northrop Grumman Corp.	340,622
222	Teledyne Technologies, Inc.(a)	17,798
255	Triumph Group, Inc.	20,007

		939,620

Air Freight & Logistics
175	Atlas Air Worldwide Holdings, Inc.(a)	7,812

Airlines
2,446	JetBlue Airways Corp.(a)	15,997
347	US Airways Group, Inc.(a)	6,714

		22,711

Auto Components 0.3%
3,700	Johnson Controls, Inc.	148,777
1,100	Lear Corp.	76,197
700	Magna International, Inc. (Canada)	53,522

		278,496

Auto Parts & Equipment
295	Tenneco, Inc.(a)	14,257
150	WABCO Holdings, Inc.(a)	11,859

		26,116

Automobile Manufacturers
1,100	Wabash National Corp.(a)	11,803

Automobiles 0.2%
12,200	Ford Motor Co.	205,936

Beverages 0.5%
4,549	Diageo PLC (United Kingdom)	142,562

See Notes to Financial Statements.

Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Beverages (cont’d.)
1,900	Molson Coors Brewing Co. (Class B Stock)	$95,114
2,615	PepsiCo, Inc.	218,457
947	Pernod-Ricard SA (France)	112,993

		569,126

Biotechnology 1.5%
703	Acorda Therapeutics, Inc.(a)	26,693
2,010	Alexion Pharmaceuticals, Inc.(a)	233,622
1,000	Amgen, Inc.	108,290
1,145	Ariad Pharmaceuticals, Inc.(a)	21,274
1,413	Biogen Idec, Inc.(a)	308,218
2,218	Celgene Corp.(a)	325,735
454	Cubist Pharmaceuticals, Inc.(a)	28,298
6,730	Gilead Sciences, Inc.(a)	413,559
1,200	Illumina, Inc.(a)	95,784
422	Regeneron Pharmaceuticals, Inc.(a)	113,965
439	Seattle Genetics, Inc.(a)	17,788
489	United Therapeutics Corp.(a)	36,597

		1,729,823

Building Materials
1,244	PGT, Inc.(a)	12,440

Building Products
275	Lennox International, Inc.	19,751
300	Trex Co., Inc.(a)	14,202

		33,953

Business Services 0.4%
670	MasterCard, Inc. (Class A Stock)	409,109

Capital Markets 0.3%
2,000	Bank of New York Mellon Corp. (The)	62,900
500	Goldman Sachs Group, Inc. (The)	82,015
575	LPL Financial Holdings, Inc.	21,884
1,600	State Street Corp.	111,472

		278,271

Chemicals 0.9%
1,440	Airgas, Inc.	148,622

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
472	Axiall Corp.	$20,806
400	CF Industries Holdings, Inc.	78,404
4,020	E.I. du Pont de Nemours & Co.	231,914
1,049	Huntsman Corp.	18,903
600	PPG Industries, Inc.	96,264
2,790	Praxair, Inc.	335,274
448	Quaker Chemical Corp.	29,554
303	Scotts Miracle-Gro Co. (The) (Class A Stock)	15,226
363	Valspar Corp. (The)	24,728

		999,695

Commercial Banks 1.0%
1,225	Associated Banc-Corp.	20,751
1,000	BB&T Corp.	35,690
5,780	CIT Group, Inc.(a)	289,636
6,000	Fifth Third Bancorp	115,380
1,280	FirstMerit Corp.	28,698
500	Fulton Financial Corp.	6,295
400	Hancock Holding Co.	13,104
1,500	PNC Financial Services Group, Inc.	114,075
375	Prosperity Bancshares, Inc.	22,132
677	Trustmark Corp.	18,259
297	UMB Financial Corp.	17,761
500	United Bankshares, Inc.	14,160
800	Webster Financial Corp.	21,792
9,901	Wells Fargo & Co.	430,693

		1,148,426

Commercial Services 0.9%
315	Avis Budget Group, Inc.(a)	9,967
1,800	FleetCor Technologies, Inc.(a)	161,586
1,084	GEO Group, Inc. (The)	37,636
975	KAR Auction Services, Inc.	24,804
250	McGrath RentCorp	8,560
691	PAREXEL International Corp.(a)	34,170
167	Sotheby’s	7,515
489	Team Health Holdings, Inc.(a)	19,667
556	TravelCenters of America LLC(a)	6,272
2,930	Verisk Analytics, Inc. (Class A Stock)(a)	188,575
3,002	Visa, Inc. (Class A Stock)	531,384

See Notes to Financial Statements.

Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services (cont’d.)
637	Waste Connections, Inc.	$27,557

		1,057,693

Communications Equipment 0.3%
11,300	Cisco Systems, Inc.	288,715

Computer Services & Software 1.5%
16,849	EMC Corp.	440,601
1,260	Fortinet, Inc.(a)	26,775
560	Fusion-io, Inc.(a)	8,075
400	Global Payments, Inc.	18,524
1,059	Google, Inc. (Class A Stock)(a)	939,969
250	Jack, Henry & Associates, Inc.	12,075
100	Manhattan Associates, Inc.(a)	8,834
737	Riverbed Technology, Inc.(a)	11,527
4,596	salesforce.com, Inc.(a)	201,075

		1,667,455

Computers & Peripherals 1.0%
1,475	Apple, Inc.	667,438
2,654	Cognizant Technology Solutions Corp. (Class A Stock)(a)	192,123
9,300	Hewlett-Packard Co.	238,824

		1,098,385

Construction 0.1%
454	Meritage Homes Corp.(a)	20,548
450	Texas Industries, Inc.(a)	27,963
317	URS Corp.	14,741

		63,252

Consumer Finance 0.3%
2,600	Capital One Financial Corp.	179,452
250	First Cash Financial Services, Inc.(a)	13,350
7,800	SLM Corp.	192,738

		385,540

Consumer Products & Services 0.2%
2,999	Estee Lauder Cos., Inc. (The) (Class A Stock)	196,884
294	Snap-on, Inc.	27,886
779	Vitamin Shoppe, Inc.(a)	37,416

		262,186

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging
425	Packaging Corp. of America	$22,861
475	Silgan Holdings, Inc.	22,914

		45,775

Cosmetics/Personal Care
225	Elizabeth Arden, Inc.(a)	9,239

Distribution/Wholesale 0.1%
2,900	LKQ Corp.(a)	75,603

Diversified Financial Services 2.9%
1,345	Affiliated Managers Group, Inc.(a)	242,571
2,970	American Express Co.	219,097
869	Astoria Financial Corp.	10,602
32,953	Bank of America Corp.	481,114
1,857	BlackRock, Inc.	523,600
8,455	Citigroup, Inc.	440,844
5,025	CME Group, Inc.	371,749
1,330	IntercontinentalExchange, Inc.(a)	242,658
10,300	JPMorgan Chase & Co.	574,019
4,760	Morgan Stanley	129,520
222	Outerwall, Inc.(a)	12,265
75	Waddell & Reed Financial, Inc. (Class A Stock)	3,829

		3,251,868

Diversified Machinery
125	DXP Enterprises, Inc.(a)	8,625

Diversified Operations 0.1%
734	LVMH Moet Hennessy Louis Vuitton SA (France)	133,610

Diversified Telecommunication Services 0.2%
5,300	AT&T, Inc.	186,931

Electric Utilities 0.5%
3,500	American Electric Power Co., Inc.	162,225
900	Edison International	44,865
6,800	Exelon Corp.	208,012
4,500	PPL Corp.	142,965

		558,067

See Notes to Financial Statements.

Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Components 0.4%
7,335	Agilent Technologies, Inc.	$328,095
568	Checkpoint Systems, Inc.(a)	9,770
617	Coherent, Inc.	34,972
771	FLIR Systems, Inc.	25,034
1,330	InvenSense, Inc.(a)	23,514
183	Universal Display Corp.(a)	5,298
646	Universal Electronics, Inc.(a)	19,916
337	Woodward, Inc.	13,790

		460,389

Electronic Components & Equipment 0.2%
4,220	AMETEK, Inc.	195,302
475	General Cable Corp.	14,972
400	Sanmina Corp.(a)	6,584

		216,858

Electronic Equipment & Instruments 0.3%
11,800	Corning, Inc.	179,242
566	EnerSys	29,953
373	Itron, Inc.(a)	16,084
491	Littelfuse, Inc.	39,275
1,375	TE Connectivity Ltd. (Switzerland)	70,180

		334,734

Energy Equipment & Services 0.6%
1,850	Cameron International Corp.(a)	109,705
1,300	Diamond Offshore Drilling, Inc.	87,672
1,400	Ensco PLC (Class A Stock) (United Kingdom)	80,276
5,740	National Oilwell Varco, Inc.	402,776

		680,429

Engineering/Construction
700	MasTec, Inc.(a)	23,100

Entertainment & Leisure 0.3%
577	Bally Technologies, Inc.(a)	41,360
13,590	International Game Technology	251,007
485	International Speedway Corp. (Class A Stock)	16,417
469	Life Time Fitness, Inc.(a)	24,993
521	Pinnacle Entertainment, Inc.(a)	11,071

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Entertainment & Leisure (cont’d.)
888	SHFL Entertainment, Inc.(a)	$20,202

		365,050

Farming & Agriculture 0.2%
2,109	Monsanto Co.	208,327

Financial Services 0.1%
424	Eaton Vance Corp.	17,159
805	Home Loan Servicing Solutions Ltd. (Cayman Islands)	20,149
476	Raymond James Financial, Inc.	20,978

		58,286

Food & Staples Retailing 0.9%
6,440	CVS Caremark Corp.	395,996
5,300	Kroger Co. (The)	208,131
2,100	Wal-Mart Stores, Inc.	163,674
3,900	Walgreen Co.	195,975

		963,776

Food Products 0.4%
5,400	ConAgra Foods, Inc.	195,534
7,370	Mondelez International, Inc. (Class A Stock)	230,460

		425,994

Foods 0.2%
1,366	Danone (France)	108,181
463	Fresh Market, Inc. (The)(a)	24,437
297	United Natural Foods, Inc.(a)	17,404
1,330	WhiteWave Foods Co. (Class A Stock)	24,858

		174,880

Gas Utilities
325	Atmos Energy Corp.	14,378
373	South Jersey Industries, Inc.	22,790

		37,168

Hand/Machine Tools 0.3%
718	Franklin Electric Co., Inc.	26,753
3,270	Stanley Black & Decker, Inc.	276,707

		303,460

See Notes to Financial Statements.

Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies 0.4%
744	Cantel Medical Corp.	$19,746
237	MEDNAX, Inc.(a)	23,088
4,000	Medtronic, Inc.	220,960
515	Sirona Dental Systems, Inc.(a)	36,359
125	Teleflex, Inc.	9,929
706	Thoratec Corp.(a)	23,150
900	Zimmer Holdings, Inc.	75,132

		408,364

Healthcare Products 0.4%
881	Arthrocare Corp.(a)	31,945
1,013	Cooper Cos., Inc. (The)	129,006
3,478	Covidien PLC (Ireland)	214,349
196	HeartWare International, Inc.(a)	18,114
400	Integra LifeSciences Holdings(a)	15,756
139	Intuitive Surgical, Inc.(a)	53,932

		463,102

Healthcare Providers & Services 0.9%
919	Centene Corp.(a)	50,977
2,500	CIGNA Corp.	194,575
800	Humana, Inc.	73,008
150	LifePoint Hospitals, Inc.(a)	7,374
8,240	UnitedHealth Group, Inc.	600,284
1,500	WellPoint, Inc.	128,340

		1,054,558

Healthcare Services
560	Air Methods Corp.	18,810
270	Covance, Inc.(a)	22,275
474	Healthways, Inc.(a)	8,134

		49,219

Hotels & Motels 0.2%
1,790	Wynn Resorts Ltd.	238,303

Hotels, Restaurants & Leisure 0.2%
285	BJ’s Restaurants, Inc.(a)	10,157
250	Choice Hotels International, Inc.	10,392
275	Jack in the Box, Inc.(a)	11,025

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
3,730	Las Vegas Sands Corp.	$207,276
1,213	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)(a)	15,175

		254,025

Household Durables
475	Harman International Industries, Inc.	28,752
275	Ryland Group, Inc. (The)	11,121

		39,873

Household Products
209	Helen of Troy Ltd. (Bermuda)(a)	8,878

Independent Power Production 0.1%
4,400	NRG Energy, Inc.	118,008

Industrial Conglomerates 0.2%
10,400	General Electric Co.	253,448

Insurance 2.0%
810	ACE Ltd. (Switzerland)	74,018
9,200	Allstate Corp. (The)	469,016
1,487	American Equity Investment Life Holding Co.	27,063
12,000	American International Group, Inc.(a)	546,120
400	Aspen Insurance Holdings Ltd. (Bermuda)	14,996
700	Assurant, Inc.	37,912
1,275	CNO Financial Group, Inc.	18,207
562	HCC Insurance Holdings, Inc.	25,026
300	Horace Mann Educators Corp.	8,502
350	Maiden Holdings Ltd. (Bermuda)	4,256
8,395	Marsh & McLennan Cos., Inc.	351,499
5,670	MetLife, Inc.	274,541
608	Protective Life Corp.	26,345
302	Reinsurance Group of America, Inc.	20,563
333	State Auto Financial Corp.	6,760
563	Tower Group International Ltd. (Bermuda)	12,313
1,300	Travelers Cos., Inc. (The)	108,615
542	United Fire Group, Inc.	14,097
4,500	Unum Group	142,380
639	Validus Holdings Ltd. (Bermuda)	22,640

		2,204,869

See Notes to Financial Statements.

Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet & Catalog Retail 0.6%
1,254	Amazon.com, Inc.(a)	$377,730
386	priceline.com, Inc.(a)	338,008

		715,738

Internet Services 0.3%
539	Angie’s List, Inc.(a)	11,869
200	BroadSoft, Inc.(a)	5,968
607	Digital River, Inc.(a)	10,313
594	LinkedIn Corp. (Class A Stock)(a)	121,051
3,123	Monster Worldwide, Inc.(a)	17,863
176	Netflix, Inc.(a)	42,983
934	Sapient Corp.(a)	12,805
265	Sourcefire, Inc.(a)	19,989
2,687	TIBCO Software, Inc.(a)	67,014
755	Trulia, Inc.(a)	28,131

		337,986

Internet Software & Services 1.0%
6,610	eBay, Inc.(a)	341,671
6,280	Facebook, Inc. (Class A Stock)(a)	231,292
13,290	Oracle Corp.	429,931
3,830	Yahoo!, Inc.(a)	107,585

		1,110,479

Investment Companies
1,625	Ares Capital Corp.	28,909
1,018	KKR Financial Holdings LLC	10,760

		39,669

IT Services
750	Broadridge Financial Solutions, Inc.	21,705

Leisure Equipment & Products 0.2%
2,200	Mattel, Inc.	92,466
1,229	Polaris Industries, Inc.	137,820

		230,286

Life Sciences Tools & Services 0.4%
4,902	Thermo Fisher Scientific, Inc.	446,621

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery 0.6%
550	Actuant Corp. (Class A Stock)	$19,421
187	Chart Industries, Inc.(a)	21,262
2,071	Cummins, Inc.	250,984
784	Manitowoc Co., Inc. (The)	16,096
1,900	PACCAR, Inc.	106,913
1,000	Parker Hannifin Corp.	103,280
1,416	Roper Industries, Inc.	178,359
50	Valmont Industries, Inc.	6,982

		703,297

Manufacturing 1.0%
428	Colfax Corp.(a)	22,714
7,588	Danaher Corp.	510,976
554	Harsco Corp.	14,271
2,900	Honeywell International, Inc.	240,642
5,770	Ingersoll-Rand PLC (Ireland)	352,258

		1,140,861

Media 2.1%
2,000	CBS Corp. (Class B Stock)	105,680
14,276	Comcast Corp. (Special Class A Stock)	615,438
2,920	Discovery Communications, Inc. (Class A Stock)(a)	232,782
4,500	Interpublic Group of Cos., Inc. (The)	74,025
1,380	Time Warner Cable, Inc.	157,417
5,510	Time Warner, Inc.	343,053
12,410	Twenty-First Century Fox, Inc.	370,811
2,270	Viacom, Inc. (Class B Stock)	165,188
4,350	Walt Disney Co. (The)	281,227

		2,345,621

Metals & Mining 0.7%
538	AMCOL International Corp.	18,873
4,700	Freeport-McMoRan Copper & Gold, Inc.	132,916
225	Globe Specialty Metals, Inc.	2,684
1,239	Joy Global, Inc.	61,331
533	Northwest Pipe Co.(a)	15,883
2,172	Precision Castparts Corp.	481,576
300	Reliance Steel & Aluminum Co.	21,060
797	RTI International Metals, Inc.(a)	24,428
424	Timken Co.	24,770

		783,521

See Notes to Financial Statements.

Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Miscellaneous Manufacturing
175	Hillenbrand, Inc.	$4,338
270	TriMas Corp.(a)	9,998

		14,336

Multi-Line Retail 0.3%
4,898	Target Corp.	348,982

Multi-Utilities 0.1%
4,500	Public Service Enterprise Group, Inc.	152,055

Office Electronics 0.2%
19,300	Xerox Corp.	187,210

Oil, Gas & Consumable Fuels 2.9%
2,000	Anadarko Petroleum Corp.	177,040
325	Atwood Oceanics, Inc.(a)	18,310
1,860	Cabot Oil & Gas Corp.	141,025
5,100	Chesapeake Energy Corp.	118,830
2,300	Chevron Corp.	289,547
2,400	ConocoPhillips	155,664
170	Core Laboratories NV (Netherlands)	25,432
3,188	Dresser-Rand Group, Inc.(a)	194,053
122	Dril-Quip, Inc.(a)	11,091
1,360	FMC Technologies, Inc.(a)	72,488
450	Forum Energy Technologies, Inc.(a)	12,996
637	Geospace Technologies Corp.(a)	47,399
597	Gulfport Energy Corp.(a)	31,760
3,603	HollyFrontier Corp.	164,117
7,600	Marathon Oil Corp.	276,336
1,600	Murphy Oil Corp.	108,352
1,554	Newpark Resources, Inc.(a)	17,778
2,473	Noble Energy, Inc.	154,538
1,114	Oasis Petroleum, Inc.(a)	46,833
336	ONEOK, Inc.	17,791
1,760	Pioneer Natural Resources Co.	272,378
3,800	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	269,306
2,600	Royal Dutch Shell PLC, ADR (United Kingdom)	177,710
638	Swift Energy Co.(a)	8,128
995	Thermon Group Holdings, Inc.(a)	19,910
8,100	Total SA, ADR (France)	429,705
404	WGL Holdings, Inc.	18,572

		3,277,089

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Paper & Forest Products 0.4%
150	Clearwater Paper Corp.(a)	$7,338
8,545	International Paper Co.	412,809

		420,147

Pharmaceuticals 3.1%
6,390	Abbott Laboratories	234,066
7,230	AbbVie, Inc.	328,820
500	Actavis, Inc.(a)	67,135
5,700	AstraZeneca PLC, ADR (United Kingdom)	289,104
5,920	Bristol-Myers Squibb Co.	255,981
2,966	Catamaran Corp. (Canada)(a)	156,605
1,800	Eli Lilly & Co.	95,598
5,170	Endo Health Solutions, Inc.(a)	198,838
4,394	Express Scripts Holding Co.(a)	288,027
4,300	Johnson & Johnson	402,050
1,594	Mead Johnson Nutrition Co.	116,107
4,400	Merck & Co., Inc.	211,948
956	Natural Grocers by Vitamin Cottage, Inc.(a)	34,263
1,100	Novartis AG, ADR (Switzerland)	78,771
978	Perrigo Co.	121,653
7,000	Pfizer, Inc.	204,610
463	Salix Pharmaceuticals Ltd.(a)	34,216
1,700	Sanofi, ADR (France)	87,516
905	Theravance, Inc.(a)	34,897
2,070	Valeant Pharmaceuticals International, Inc. (Canada)(a)	193,752
2,240	Zoetis, Inc.	66,774

		3,500,731

Pipelines
1,110	Kinder Morgan, Inc.	41,914

Professional Services 0.1%
375	ICF International, Inc.(a)	12,521
1,100	Manpowergroup, Inc.	73,557
200	Towers Watson & Co. (Class A Stock)	16,846

		102,924

Real Estate Investment Trusts 0.6%
6,244	American Tower Corp.	442,013
5,800	Annaly Capital Management, Inc.	69,136

See Notes to Financial Statements.

Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
825	Excel Trust, Inc.	$10,708
1,021	First Potomac Realty Trust	13,855
1,325	Hersha Hospitality Trust	7,778
300	Highwoods Properties, Inc.	10,884
4,200	Kimco Realty Corp.	94,710
1,316	Medical Properties Trust, Inc.	19,214
417	Redwood Trust, Inc.	7,064
1,218	Two Harbors Investment Corp.	12,216

		687,578

Retail & Merchandising 1.5%
349	AutoZone, Inc.(a)	156,554
707	Cash America International, Inc.	29,694
1,301	Chico’s FAS, Inc.	22,286
330	Chuy’s Holdings, Inc.(a)	11,646
1,743	Costco Wholesale Corp.	204,436
912	Genesco, Inc.(a)	64,187
350	GNC Holdings, Inc. (Class A Stock)	18,473
2,100	Macy’s, Inc.	101,514
1,530	PetSmart, Inc.	112,027
3,925	Rite Aid Corp.(a)	11,775
3,500	Ross Stores, Inc.	236,145
6,600	Staples, Inc.	112,332
3,290	Starbucks Corp.	234,380
2,120	Tiffany & Co.	168,561
848	Tractor Supply Co.	102,718
1,396	Yum! Brands, Inc.	101,796

		1,688,524

Road & Rail 0.1%
294	Landstar System, Inc.	15,894
1,300	Norfolk Southern Corp.	95,108

		111,002

Semiconductors 0.4%
5,430	Altera Corp.	193,091
456	Cabot Microelectronics Corp.(a)	16,863
692	Cavium, Inc.(a)	25,299
1,656	Entegris, Inc.(a)	15,782
3,100	Linear Technology Corp.	125,736

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors (cont’d.)
450	Microsemi Corp.(a)	$11,097
300	Monolithic Power Systems, Inc.	7,854
400	Semtech Corp.(a)	12,100
875	Skyworks Solutions, Inc.(a)	21,017
605	SunEdison, Inc.(a)	6,098
1,146	Teradyne, Inc.(a)	18,898

		453,835

Semiconductors & Semiconductor Equipment 0.5%
4,400	Intel Corp.	102,520
1,700	KLA-Tencor Corp.	99,671
1,990	NXP Semiconductors NV (Netherlands)(a)	64,973
7,280	Texas Instruments, Inc.	285,376
539	Veeco Instruments, Inc.(a)	18,736

		571,276

Software 1.7%
225	ACI Worldwide, Inc.(a)	10,654
3,990	Autodesk, Inc.(a)	141,206
1,864	CA, Inc.	55,435
3,218	Cerner Corp.(a)	157,682
3,103	Citrix Systems, Inc.(a)	223,478
898	Compuware Corp.	10,183
203	Concur Technologies, Inc.(a)	18,045
672	Cornerstone OnDemand, Inc.(a)	29,595
388	Demandware, Inc.(a)	17,235
7,550	Electronic Arts, Inc.(a)	197,206
325	EPAM Systems, Inc.(a)	9,409
325	Fair Isaac Corp.	16,237
314	Guidewire Software, Inc.(a)	13,741
257	Imperva, Inc.(a)	13,009
1,603	MedAssets, Inc.(a)	34,897
23,645	Microsoft Corp.	752,620
2,010	PTC, Inc.(a)	54,431
857	QLIK Technologies, Inc.(a)	26,841
600	SS&C Technologies Holdings, Inc.(a)	21,468
105	Ultimate Software Group, Inc. (The)(a)	14,207
525	Verint Systems, Inc.(a)	18,785
800	VMware, Inc. (Class A Stock)(a)	65,752

		1,902,116

See Notes to Financial Statements.

Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 0.1%
1,104	Aaron’s, Inc.	$31,641
125	DSW, Inc. (Class A Stock)	9,474
791	Francesca’s Holdings Corp.(a)	19,664
275	Group 1 Automotive, Inc.	20,017
1,600	Lowe’s Cos., Inc.	71,328

		152,124

Telecommunications 0.6%
115	Aruba Networks, Inc.(a)	2,045
5,685	CenturyLink, Inc.	203,807
358	EZchip Semiconductor Ltd. (Israel)(a)	11,331
356	IPG Photonics Corp.	21,680
352	Ixia(a)	4,893
581	NICE Systems Ltd., ADR (Israel)	22,491
5,750	QUALCOMM, Inc.	371,162
182	SBA Communications Corp. (Class A Stock)(a)	13,484

		650,893

Textiles, Apparel & Luxury Goods 0.4%
1,440	Michael Kors Holdings Ltd.(a)	96,970
2,110	NIKE, Inc. (Class B Stock)	132,761
465	Steven Madden Ltd.(a)	23,910
877	VF Corp.	172,769
200	Wolverine World Wide, Inc.	11,502

		437,912

Tobacco 0.3%
2,800	Altria Group, Inc.	98,168
2,290	Philip Morris International, Inc.	204,222

		302,390

Trading Companies & Distributors
350	United Rentals, Inc.(a)	20,062
275	WESCO International, Inc.(a)	20,840

		40,902

Transportation 0.5%
540	Bristow Group, Inc.	36,725
200	Celadon Group, Inc.	4,022
325	Con-way, Inc.	13,471

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Shares		Description	Value (Note 1)
COMMON STOCKS (Continued)

Transportation (cont’d.)
3,735		Expeditors International of Washington, Inc.	$150,595
518		GATX Corp.	23,403
1,272		Kansas City Southern	137,058
1,074		Quality Distribution, Inc.(a)	11,342
899		Union Pacific Corp.	142,573

			519,189

Wireless Telecommunication Services 0.2%
7,100		Vodafone Group PLC, ADR (United Kingdom)	212,645

		TOTAL COMMON STOCKS (cost $36,160,366)	48,770,832

Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES 3.4%
BBB+(c)	228	Asset-Backed Funding Certificates, Series 2004-OPT5, Class A1 0.89%(b), 06/25/34	213,435
Ca	839	JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A4 6.13%, 07/25/36	509,658
C	83	Merrill Lynch Mortgage Investors Trust, Series 2006-RM5, Class A2A 0.25%(b), 10/25/37	16,814
Caa3	541	Series 2007-MLN1, Class A2A 0.30%(b), 03/25/37	358,773
Caa3	467	Sierra Madre Funding Ltd., (Cayman Islands)(h) Series 2004-1A, Class A1A, 144A 0.575%(b), 09/07/39	336,451
Caa3	1,110	Series 2004-1A, Class ALTB, 144A 0.595%(b), 09/07/39	801,845
Aaa	879	SLM Student Loan Trust, Series 2008-9, Class A 1.766%(b), 04/25/23	904,658
Ca	52	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 0.25%(b), 11/25/36	19,160

See Notes to Financial Statements.

Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2013 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)
Aaa	700	Venture CDO Ltd., Series 2007-8A, Class A2A, 144A (Cayman Islands) 0.486%(b), 07/22/21	$675,735

		TOTAL ASSET-BACKED SECURITIES (cost $3,796,106)	3,836,529

CORPORATE BONDS 12.7%

Airlines 0.3%
Ba2	300	United Airlines, Inc., Sr. Sec’d. Notes, 144A 6.75%, 09/15/15	309,750

Automobile Manufacturers 0.6%
A3	700	Daimler Finance North America LLC, Gtd. Notes, 144A 0.886%(b), 03/28/14	701,615

Building & Construction
Ca	100	Urbi Desarrollos Urbanos SAB de CV, Gtd. Notes, 144A (Mexico) 9.50%, 01/21/20	19,000

Capital Markets 1.2%
A3	AUD 1,500	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 3.27%(b), 04/12/16	1,315,831

Diversified Financial Services 2.3%
Baa1	200	AK Transneft OJSC Via TransCapitalInvest Ltd., Sr. Unsec’d. Notes (Ireland) 8.70%, 08/07/18	242,000
Baa3	200	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	215,821
Baa3	500	7.00%, 10/01/13	504,790
Ba2	700	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	789,250

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
A2	800	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	$842,348

			2,594,209

Electric Utilities 0.6%
A3	600	Ameren Illinois Co., Sr. Sec’d. Notes 6.25%, 04/01/18	701,409

Financial - Bank & Trust 1.6%
A2	100	Abbey National Treasury Services PLC, Bank Gtd. Notes, 144A (United Kingdom) 3.875%, 11/10/14	103,054
Baa1	600	Banco Santander Brazil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.373%(b), 03/18/14	600,282
BB+(c)	800	Lloyds TSB Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) 12.00%(b), 12/29/49	1,072,000

			1,775,336

Financial Services 2.3%
B1	600	Ally Financial, Inc., Gtd. Notes 8.00%, 03/15/20	706,500
NR	500	Lehman Escrow Bonds, Sr. Unsec’d. Notes, MTN(d) 5.625%, 01/24/14	124,375
NR	400	6.875%, 05/02/18	100,500
Baa2	500	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 6.875%, 04/25/18	586,822
Baa2	600	TNK-BP Finance SA, Gtd. Notes (Luxembourg) 6.625%, 03/20/17	657,720
A2	400	UBS AG, Sr. Unsec’d. Notes (Switzerland) 4.875%, 08/04/20	442,147

			2,618,064

See Notes to Financial Statements.

Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2013 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Providers & Services 0.5%
Baa2	500	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	$568,135

Insurance 0.5%
Baa1	500	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	625,601

IT Services 0.4%
NR	500	HP Enterprise Services LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	500,000

Metals & Mining 0.5%
Ba1	600	CSN Resources SA, Gtd. Notes, 144A (Luxembourg) 6.50%, 07/21/20	562,500

Oil, Gas & Consumable Fuels 1.3%
		BP Capital Markets PLC, Gtd. Notes (United Kingdom)
A2	400	3.125%, 10/01/15	419,315
A2	300	4.50%, 10/01/20	325,488
Baa1	500	Pride International, Inc., Gtd. Notes 7.875%, 08/15/40	682,488

			1,427,291

Pharmaceuticals 0.3%
B1	300	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	310,500

Tobacco 0.3%
Baa1	237	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	317,311

		TOTAL CORPORATE BONDS (cost $13,113,234)	14,346,552

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
FOREIGN GOVERNMENT BONDS 3.6%
Aaa	AUD	300	Australia Government, Sr. Unsec’d. Notes (Australia) 5.75%, 05/15/21	$310,330
Aaa	EUR	1,600	Bundesschatzanweisungen, Unsec’d. Notes (Germany) 0.75%, 09/13/13	2,130,119
Aaa	CAD	200	Canada Housing Trust No. 1, Gov’t. Gtd. Notes (Canada) 2.40%, 12/15/22	198,791
Baa2	BRL	1,300	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	672,409
BBB(c)		700	Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes, 144A (Russia) 5.375%, 02/13/17	745,500

			TOTAL FOREIGN GOVERNMENT BONDS (cost $3,910,234)	4,057,149

MUNICIPAL BONDS 1.4%

California 0.4%
Aa3		400	California State Public Works Board Lease, Revenue Bonds 7.804%, 03/01/35	432,620

Illinois 0.5%
Aa3		200	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	229,644
Aa3		300	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	344,466

				574,110

New York 0.2%
			New York State Thruway Authority, Revenue Bonds
AAA(c)		100	5.00%, 03/15/26	110,640
AAA(c)		100	5.00%, 03/15/27	109,191

				219,831

See Notes to Financial Statements.

Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2013 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
MUNICIPAL BONDS (Continued)

Texas 0.3%
AAA(c)		300	Dallas County Hospital District, Series B, General Obligation Ltd. 6.171%, 08/15/34	$340,131

			TOTAL MUNICIPAL BONDS (cost $1,434,405)	1,566,692

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.8%
Ca		253	American Home Mortgage Assets Trust, Series 2006-1, Class 2A1 0.38%(b), 05/25/46	168,775
D(c)		105	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1 2.879%(b), 05/25/47	83,912
B2		139	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2 2.708%(b), 05/25/35	136,876
Caa3		1,221	Series 2006-2, Class 21A1 2.763%(b), 03/25/36	751,499
A2	EUR	372	Berica ABS SRL, Series 2011-1, Class A1 (Italy) 0.522%(b), 12/30/55	466,685
Ca		221	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.402%(b), 07/20/46	121,764
Aaa		10	Fannie Mae, Series 1992-146, Class PZ 8.00%, 08/25/22	11,011
NR		346	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.569%(b), 07/25/44	352,366
Aaa		14	Freddie Mac, Series 41, Class F 10.00%, 05/15/20	14,255
Aaa		145	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.664%(b), 09/25/35	142,926

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
C		780	Series 2006-OA1, Class 2A2 0.45%(b), 08/25/46	$180,912
Caa1		534	HomeBanc Mortgage Trust, Series 2006-1, Class 4A1 5.472%(b), 04/25/37	415,651
D(c)		443	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A1 2.803%(b), 03/25/36	330,724
Aaa		200	Permanent Master Issuer PLC, (United Kingdom) Series 2011-1A, Class 1A1, 144A(h) 1.668%(b), 07/15/42	200,812
Aaa	EUR	500	Series 2011-1A, Class 1A3, 144A 1.518%(b), 07/15/42	668,183
NR		87	Vendee Mortgage Trust, Series 2000-1, Class 1A 6.513%(b), 01/15/30	100,733
Caa1		242	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15, Class 2A 2.467%(b), 11/25/46	213,103

			TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,667,567)	4,360,187

U.S. GOVERNMENT AGENCY OBLIGATIONS 12.2%
			Federal Home Loan Mortgage Corp.
		5	2.36%(b), 08/01/23	5,432
		132	2.607%(b), 03/01/36	139,994
		47	5.50%, 01/01/38	50,694
			Federal National Mortgage Assoc.
		189	2.26%(b), 06/01/35	198,744
		1,000	2.50%, TBA	921,875
		5,000	3.00%, TBA	4,846,094
		1,453	3.50%, 09/01/26	1,523,482
		27	3.846%(b), 05/01/36	28,958
		531	4.50%, 03/01/24 - 07/01/25	567,149
		13	5.00%, 06/01/23	14,333
		35	7.50%, 01/01/32	35,957
			Government National Mortgage Assoc.
		4	1.75%(b), 09/20/22	3,820

See Notes to Financial Statements.

Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2013 continued

Principal Amount (000)#	Description	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
2,422	2.50%, 10/15/27 - 04/20/28	$2,428,870
3,000	3.00%, TBA	2,935,781
17	4.50%, 08/15/33 - 09/15/33	18,655
33	8.50%, 02/20/30 - 06/15/30	39,558

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,861,611)	13,759,396

U.S. TREASURY OBLIGATIONS 19.3%
	U.S. Treasury Bonds
900	2.75%, 11/15/42(e)	754,594
100	3.125%, 02/15/42	91,188
100	3.75%, 08/15/41	102,906
100	4.375%, 02/15/38	114,406
100	7.50%, 11/15/24	146,531
36	8.125%, 05/15/21	51,584
	U.S. Treasury Inflationary Indexed Bonds, TIPS
2,300	0.125%, 01/15/22 - 01/15/23	2,330,864
200	2.125%, 02/15/41	255,810
100	2.375%, 01/15/25	148,027
300	2.50%, 01/15/29	400,666
	U.S. Treasury Notes
4,000	0.25%, 03/31/14 - 06/30/14	4,003,787
7,500	0.625%, 04/30/18	7,260,937
400	0.75%, 06/15/14 - 02/28/18	399,344
100	0.875%, 02/28/17	100,031
500	1.00%,05/15/14	503,438
600	1.25%, 04/15/14 - 02/29/20	580,368
1,800	1.375%, 06/30/18 - 05/31/20	1,746,172
400	1.75%,03/31/14	404,344
100	1.875%,04/30/14	101,309
700	2.125%,12/31/15	728,601
100	2.25%,05/31/14	101,750
100	2.375%,05/31/18	104,883
1,338	2.625%, 08/15/20 - 11/15/20	1,389,751

	TOTAL U.S. TREASURY OBLIGATIONS (cost $22,062,537)	21,821,291

	TOTAL LONG-TERM INVESTMENTS (cost $99,006,060)	112,518,628

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Principal Amount (000)#	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 7.7%

U.S. TREASURY OBLIGATIONS(g) 3.8%
	U.S. Treasury Bills
300	0.02%, 10/17/13	$299,984
200	0.073%, 01/09/14	199,942
1,400	0.083%, 02/06/14	1,399,485
2,200	0.135%, 05/29/14	2,198,620
200	0.14%, 06/26/14	199,836

	TOTAL U.S. TREASURY OBLIGATIONS (cost $4,296,577)	4,297,867

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.9%
3,302,276	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,302,276)(f)	3,302,276

Principal Amount (000)#
REPURCHASE AGREEMENT(i) 1.0%
1,100	Citigroup Global Markets, Inc., 0.11%, dated 07/31/13, due 08/01/13 in the amount of $1,100,003	1,100,000

	TOTAL SHORT-TERM INVESTMENTS (cost $8,698,853)	8,700,143

	TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN 107.3% (cost $107,704,913; Note 5)	121,218,771

SECURITY SOLD SHORT (0.9)%

U.S. GOVERNMENT AGENCY OBLIGATION
1,000	Federal National Mortgage Assoc. (proceeds received $1,042,813) 3.50%, TBA	(1,048,555)

See Notes to Financial Statements.

Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2013 continued

Notional Amount (000)#	Description	Counterparty	Value (Note 1)
OPTIONS WRITTEN(a) (0.2)%

Put Options
200	Interest Rate Swap Options, Receive a fixed rate of 1.25% and pay a floating rate based on 3-month LIBOR, expiring 09/03/13	Deutsche Bank	$(3,669)
300	Receive a fixed rate of 1.25% and pay a floating rate based on 3-month LIBOR, expiring 09/03/13	Bank of America	(5,503)
1,500	Receive a fixed rate of 1.25% and pay a floating rate based on 3-month LIBOR, expiring 09/03/13	Morgan Stanley	(27,518)
1,800	Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 09/03/13	Deutsche Bank	(21,382)
800	Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 10/18/13	Goldman Sachs & Co.	(3,856)
700	Receive a fixed rate of 1.90% and pay a floating rate based on 3-month LIBOR, expiring 10/18/13	Morgan Stanley	(3,374)
6,600	Receive a fixed rate of 1.50% and pay a floating rate based on 3-month LIBOR, expiring 10/28/13	Goldman Sachs & Co.	(92,420)

	TOTAL OPTIONS WRITTEN (premiums received $35,860)		(157,722)

	TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN 106.2% (cost $106,626,240; Note 5)		120,012,494
	Liabilities in excess of other assets(j) (6.2)%		(7,024,252)

	NET ASSETS 100%		$112,988,242

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

ADR—American Depositary Receipt

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

FHLMC—Federal Home Loan Mortgage Corporation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

SLM—Student Loan Mortgage

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

USD—United States Dollar

†	The ratings reflected are as of July 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2013.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(g)	Rates shown are the effective yields at purchase date.
(h)	Indicates a security or securities that have been deemed illiquid.
(i)	Repurchase agreement is collateralized by FHLMC (coupon rate 1.620%, maturity date 11/21/19), with the aggregate value, including accrued interest of $1,125,355.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at July 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2013	Unrealized Appreciation(1)
	Short Positions:
35	5 Year USD Deliverable Interest Rate Swap	Sep. 2013	$3,484,688	$3,431,641	$53,047
22	5 Year U.S. Treasury Notes	Sep. 2013	2,696,805	2,670,078	26,727
4	10 Year USD Deliverable Interest Rate Swap	Sep. 2013	394,657	378,563	16,094

See Notes to Financial Statements.

Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2013 continued

Futures contracts open at July 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2013	Unrealized Appreciation(1)
	Short Positions (cont’d.):
5	10 Year U.S. Treasury Notes	Sep. 2013	$647,383	$632,188	$15,195
2	Euro-OAT	Sep. 2013	358,903	356,242	2,661

					$113,724

(1)	Cash of $54,000 and U.S. Treasury Security with a market value of $63,721 has been segregated to cover requirements for open futures contracts at July 31, 2013.

Forward foreign currency exchange contracts outstanding at July 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/01/13	Hong Kong & Shanghai Bank	AUD	1,973	$1,821,661	$1,773,306	$(48,355)
Expiring 08/01/13	Morgan Stanley	AUD	542	496,423	487,142	(9,281)
Brazilian Real,
Expiring 08/02/13	Barclays Capital Group	BRL	215	99,601	94,234	(5,367)
Expiring 08/02/13	Citigroup Global Markets	BRL	66	29,000	28,975	(25)
Expiring 08/02/13	Credit Suisse First Boston Corp.	BRL	1,523	668,437	667,442	(995)
Expiring 08/02/13	Deutsche Bank	BRL	84	38,771	36,664	(2,107)
Expiring 08/02/13	JPMorgan Chase	BRL	109	48,000	47,929	(71)
Expiring 08/02/13	JPMorgan Chase	BRL	86	39,841	37,706	(2,135)
Expiring 08/02/13	UBS AG	BRL	215	99,601	94,278	(5,323)
Expiring 09/04/13	UBS AG	BRL	176	76,578	76,335	(243)
Chinese Yuan,
Expiring 08/05/13	Deutsche Bank	CNY	743	118,602	121,166	2,564
Euro,
Expiring 08/02/13	Goldman Sachs & Co.	EUR	870	1,147,182	1,157,415	10,233
Expiring 08/02/13	UBS AG	EUR	133	173,730	176,938	3,208
Expiring 10/11/13	JPMorgan Chase	EUR	864	1,124,496	1,149,725	25,229
Mexican Peso,
Expiring 09/18/13	Goldman Sachs & Co.	MXN	312	24,000	24,311	311
Norwegian Krone,
Expiring 08/15/13	UBS AG	NOK	1,905	330,253	323,085	(7,168)

				$6,336,176	$6,296,651	$(39,525)

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Forward foreign currency exchange contracts outstanding at July 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/01/13	Barclays Capital Group	AUD	10	$9,162	$8,988	$174
Expiring 08/01/13	Barclays Capital Group	AUD	2,482	2,330,573	2,230,788	99,785
Expiring 08/01/13	Deutsche Bank	AUD	8	7,381	7,190	191
Expiring 08/01/13	Hong Kong & Shanghai Bank	AUD	15	13,851	13,482	369
Expiring 09/03/13	Hong Kong & Shanghai Bank	AUD	1,973	1,817,528	1,769,102	48,426
Brazilian Real,
Expiring 08/02/13	UBS AG	BRL	2,123	1,045,067	930,323	114,744
Expiring 08/02/13	UBS AG	BRL	176	77,069	76,903	166
Expiring 11/04/13	Credit Suisse First Boston Corp.	BRL	1,523	656,115	653,805	2,310
British Pound,
Expiring 09/12/13	BNP Paribas	GBP	415	644,745	631,129	13,616
Canadian Dollar,
Expiring 09/23/13	JPMorgan Chase	CAD	34	33,314	33,059	255
Expiring 09/23/13	Royal Bank of Scotland Group PLC	CAD	165	161,866	160,433	1,433
Chinese Yuan,
Expiring 08/05/13	UBS AG	CNY	493	79,600	80,374	(774)
Expiring 08/05/13	UBS AG	CNY	185	30,000	30,250	(250)
Euro,
Expiring 08/02/13	Royal Bank of Scotland Group PLC	EUR	1,003	1,312,737	1,334,353	(21,616)
Expiring 09/03/13	Goldman Sachs & Co.	EUR	870	1,147,313	1,157,540	(10,227)
Expiring 09/13/13	JPMorgan Chase	EUR	1,600	1,971,600	2,128,889	(157,289)
Expiring 10/11/13	JPMorgan Chase	EUR	108	130,996	143,716	(12,720)
Expiring 10/11/13	JPMorgan Chase	EUR	756	932,564	1,006,009	(73,445)
Mexican Peso,
Expiring 09/18/13	JPMorgan Chase	MXN	1,248	101,041	97,209	3,832

				$12,502,522	$12,493,542	$8,980

See Notes to Financial Statements.

Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2013 continued

Interest rate swap agreements outstanding at July 31, 2013:

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	1,200	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	$22,574	$1,111	$21,463	Deutsche Bank
AUD	600	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	(4,553)	(2,458)	(2,095)	Goldman Sachs & Co.
AUD	600	03/15/18	3.750%	6 month Australian Bank Bill rate(1)	11,386	1,037	10,349	Goldman Sachs & Co.
AUD	400	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	34,370	(1,182)	35,552	Barclays Bank PLC
AUD	200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	17,186	(532)	17,718	Deutsche Bank
BRL	3,100	01/02/17	8.500%	Brazilian overnight interbank lending rate(1)	(61,035)	(2,208)	(58,827)	Credit Suisse First Boston Corp.
BRL	2,900	01/02/15	9.890%	Brazilian overnight interbank lending rate(1)	35,212	—	35,212	Bank of America Securities LLC
BRL	2,200	01/02/15	7.620%	Brazilian overnight interbank lending rate(1)	(20,186)	(3,577)	(16,609)	Deutsche Bank
BRL	2,100	01/02/15	7.550%	Brazilian overnight interbank lending rate(1)	(20,305)	(3,887)	(16,418)	Goldman Sachs & Co.
BRL	1,900	01/02/15	9.930%	Brazilian overnight interbank lending rate(1)	23,799	283	23,516	UBS AG

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Interest rate swap agreements outstanding at July 31, 2013 (continued):

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
BRL	1,500	01/02/15	9.940%	Brazilian overnight interbank lending rate(1)	$18,938	$—	$18,938	Goldman Sachs & Co.
BRL	1,500	01/02/15	7.800%	Brazilian overnight interbank lending rate(1)	(11,361)	(230)	(11,131)	Morgan Stanley & Co.
BRL	1,400	01/02/15	7.890%	Brazilian overnight interbank lending rate(1)	(9,686)	376	(10,062)	JPMorgan Chase
BRL	1,400	01/02/17	8.860%	Brazilian overnight interbank lending rate(1)	(18,456)	926	(19,382)	Bank of America Securities LLC
BRL	900	01/02/15	8.630%	Brazilian overnight interbank lending rate(1)	241	4,793	(4,552)	Morgan Stanley & Co.
BRL	200	01/02/15	9.930%	Brazilian overnight interbank lending rate(1)	2,506	31	2,475	Morgan Stanley & Co.
BRL	100	01/02/17	9.210%	Brazilian overnight interbank lending rate(1)	(1,248)	127	(1,375)	Deutsche Bank
BRL	100	01/02/15	7.590%	Brazilian overnight interbank lending rate(1)	(938)	(156)	(782)	Bank of America Securities LLC
MXN	7,300	06/02/21	7.500%	28 day Mexican interbank rate(1)	41,211	20,085	21,126	UBS AG

					$59,655	$14,539	$45,116

See Notes to Financial Statements.

Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2013 continued

Interest rate swap agreements outstanding at July 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at July 31, 2013	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Exchange-traded interest rate swap agreements:
	3,200	03/20/18	1.400%	3 month LIBOR(1)	$(10,390)	$—	$(10,390)
	1,300	07/31/23	2.650%	3 month LIBOR(1)	(15,289)	—	(15,289)
EUR	1,200	03/21/17	2.000%	6 month Euribor(1)	73,782	(7,203)	80,985
EUR	200	09/18/23	2.000%	6 month Euribor(1)	1,234	(2,697)	3,931

					$49,337	$(9,900)	$59,237

(1)	Fund pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at July 31, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	1,500	$(430)	$—	$(430)	Morgan Stanley & Co.
Dow Jones CDX IG5 10Y Index	12/20/15	0.460%	470	(194)	—	(194)	Morgan Stanley & Co.

				$(624)	$—	$(624)

The Fund entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Credit default swap agreements outstanding at July 31, 2013 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Cardinal Health Inc.,	06/20/17	0.560%	500	$(4,762)	$—	$(4,762)	UBS AG
Con-way, Inc.,	03/20/18	1.830%	2,000	(28,966)	—	(28,966)	Bank of America Securities LLC
Embarq Corp.	03/20/14	1.250%	400	(3,056)	—	(3,056)	Deutsche Bank
Embarq Corp.	03/20/14	1.270%	200	(1,558)	—	(1,558)	Deutsche Bank
Embarq Corp.	03/20/14	1.430%	100	(896)	—	(896)	Deutsche Bank
Spectra Energy Capital	06/20/18	0.840%	1,000	11,975	—	11,975	Deutsche Bank

				$(27,263)	$—	$(27,263)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#		Value at July 31, 2013	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX IG14 5Y Index	06/20/15	1.000%		2,100	$(34,737)	$9,434	$(44,171)
Dow Jones CDX HY15 5Y Index	12/20/15	5.000%		768	(64,601)	(59,136)	(5,465)
Dow Jones CDX IG09 10Y Index	12/20/17	0.800%		4,453	(1,327)	198,344	(199,671)
Dow Jones CDX IG10 10Y Index	06/20/18	1.500%		10,454	(326,268)	94,242	(420,510)
Dow Jones iTraxx 17	06/20/17	1.000%	EUR	100	(993)	106	(1,099)

					$(427,926)	$242,990	$(670,916)

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of

See Notes to Financial Statements.

Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2013 continued

the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$48,273,486	$497,346	$—
Asset-Backed Securities	—	2,698,233	1,138,296
Corporate Bonds	—	14,346,552	—
Foreign Government Bonds	—	4,057,149	—
Municipal Bonds	—	1,566,692	—
Residential Mortgage-Backed Securities	—	4,360,187	—
U.S. Government Agency Obligations	—	13,759,396	—
U.S. Treasury Obligations	—	26,119,158	—
Affiliated Money Market Mutual Fund	3,302,276	—	—
Repurchase Agreement	—	1,100,000	—
Options Written	—	(157,722)	—
Security Sold Short—U.S. Government Agency Obligation	—	(1,048,555)	—
Other Financial Instruments*
Futures	113,724	—	—
Forward foreign currency exchange contracts	—	(30,545)	—
Interest rate swap agreements	59,237	45,116	—
Credit default swap agreements	(670,916)	(27,887)	—

Total	$51,077,807	$67,285,120	$1,138,296

See Notes to Financial Statements.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities	Credit Default Swap Agreements
Balance as of 7/31/12	$1,339,864	$552,130
Accrued discounts/premiums	(315,634)	—
Realized gain (loss)	71,442	—
Change in unrealized appreciation (depreciation)**	42,624	(552,130)
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 7/31/13	$1,138,296	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $26,867 was included in Net Assets relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2013 were as follows:

U.S. Treasury Obligations	23.1%
U.S. Government Agency Obligations	12.2
Diversified Financial Services	5.2
Oil, Gas & Consumable Fuels	4.2
Residential Mortgage-Backed Securities	3.8
Foreign Government Bonds	3.6
Asset-Backed Securities	3.4
Pharmaceuticals	3.4
Affiliated Money Market Mutual Fund	2.9
Insurance	2.5
Financial Services	2.4
Media	2.1%
Software	1.7
Financial—Bank & Trust	1.6
Biotechnology	1.5
Retail & Merchandising	1.5
Computer Services & Software	1.5
Capital Markets	1.5
Healthcare Providers & Services	1.4
Municipal Bonds	1.4
Metals & Mining	1.2
Electric Utilities	1.1

See Notes to Financial Statements.

Target Conservative Allocation Fund	49

Portfolio of Investments

as of July 31, 2013 continued

Industry (cont’d.)
Commercial Banks	1.0%
Manufacturing	1.0
Internet Software & Services	1.0
Repurchase Agreement	1.0
Computers & Peripherals	1.0
Commercial Services	0.9
Chemicals	0.9
Food & Staples Retailing	0.9
Aerospace & Defense	0.8
Internet & Catalog Retail	0.6
Automobile Manufacturers	0.6
Machinery	0.6
Real Estate Investment Trusts	0.6
Energy Equipment & Services	0.6
Telecommunications	0.6
Tobacco	0.6
Semiconductors & Semiconductor Equipment	0.5
Beverages	0.5
Transportation	0.5
IT Services	0.4
Healthcare Products	0.4
Electronic Components	0.4
Semiconductors	0.4
Life Sciences Tools & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Food Products	0.4
Paper & Forest Products	0.4
Business Services	0.4
Healthcare Equipment & Supplies	0.4
Consumer Finance	0.3
Entertainment & Leisure	0.3
Multi-Line Retail	0.3
Internet Services	0.3%
Electronic Equipment & Instruments	0.3
Airlines	0.3
Hand/Machine Tools	0.3
Communications Equipment	0.3
Auto Components	0.3
Consumer Products & Services	0.2
Hotels, Restaurants & Leisure	0.2
Industrial Conglomerates	0.2
Hotels & Motels	0.2
Leisure Equipment & Products	0.2
Electronic Components & Equipment	0.2
Wireless Telecommunication Services	0.2
Farming & Agriculture	0.2
Automobiles	0.2
Office Electronics	0.2
Diversified Telecommunication Services	0.2
Foods	0.2
Specialty Retail	0.1
Multi-Utilities	0.1
Diversified Operations	0.1
Independent Power Production	0.1
Road & Rail	0.1
Professional Services	0.1
Distribution/Wholesale	0.1
Construction	0.1
U.S. Government Agency Obligation	(0.9)

106.4
Options Written	(0.2)
Liabilities in excess of other assets	(6.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

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Fair values of derivative instruments as of July 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Payable to broker— variation margin	$198,640	*	Payable to broker—variation margin	$25,679	*
Interest rate contracts	Premiums paid for swap agreements	28,769		Premiums received for swap agreements	14,230
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	186,349		Unrealized depreciation on over-the-counter swap agreements	141,233
Interest rate contracts				Options written, at value	157,722
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	326,846		Unrealized depreciation on foreign currency exchange contracts	357,391
Credit contracts	—	—		Payable to broker—variation margin	670,916	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	11,975		Unrealized depreciation on over-the-counter swap agreements	39,862

Total		$752,579			$1,407,033

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Target Conservative Allocation Fund	51

Portfolio of Investments

as of July 31, 2013 continued

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$43,336	$132,824	$167,754	$—	$343,914
Foreign exchange contracts	(1,035)	—	—	—	16,137	15,102
Credit contracts	—	—	—	207,395	—	207,395

Total	$(1,035)	$43,336	$132,824	$375,149	$16,137	$566,411

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$150,465	$(133,385)	$(416,349)	$—	$(399,269)
Foreign exchange contracts	150	—	—	—	106,026	106,176
Credit contracts	—	—	—	(929,536)	—	(929,536)

Total	$150	$150,465	$(133,385)	$(1,345,885)	$106,026	$(1,222,629)

See Notes to Financial Statements.

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For the year ended July 31, 2013, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)
$828	$79,121	$1,820,398	$6,920,120	$6,500,246

Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements—Buy Protection(6)	Credit Default Swap Agreements—Sell Protection(6)
$14,361,428	$17,556,632	$28,844,306	$1,970,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

Target Conservative Allocation Fund	53

Statement of Assets and Liabilities

as of July 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $104,402,637)	$117,916,495
Affiliated Investments (cost $3,302,276)	3,302,276
Cash	15,944
Foreign currency, at value (cost $36,535)	36,097
Deposit with broker	110,000
Receivable for investments sold	2,030,793
Dividends and interest receivable	439,606
Unrealized appreciation on foreign currency exchange contracts	326,846
Receivable for Fund shares sold	220,817
Unrealized appreciation on over-the-counter swap agreements	198,324
Premiums paid for swap agreements	28,769
Tax reclaim receivable	3,932

Total assets	124,629,899

Liabilities
Payable for investments purchased	9,154,451
Securities sold short, at value (proceeds $1,042,813)	1,048,555
Unrealized depreciation on foreign currency exchange contracts	357,391
Payable to broker	270,000
Accrued expenses and other liabilities	255,171
Unrealized depreciation on over-the-counter swap agreements	181,095
Outstanding options written (premiums received $35,860)	157,722
Payable for Fund shares reacquired	71,858
Management fee payable	71,415
Distribution fee payable	37,969
Premiums received for swap agreements	14,230
Affiliated transfer agent fee payable	11,228
Payable to broker-variation margin	7,571
Deferred trustees’ fees	3,001

Total liabilities	11,641,657

Net Assets	$112,988,242

Net assets were comprised of:
Shares of beneficial interest, at par	$9,809
Paid-in capital, in excess of par	96,639,289

96,649,098
Undistributed net investment income	800,196
Accumulated net realized gain on investment and foreign currency transactions	2,664,288
Net unrealized appreciation on investments and foreign currencies	12,874,660

Net assets, July 31, 2013	$112,988,242

See Notes to Financial Statements.

54	Visit our website at www.prudentialfunds.com

Class A:
Net asset value and redemption price per share, ($86,385,789 ÷ 7,476,956 shares of common stock issued and outstanding)	$11.55
Maximum sales charge (5.5% of offering price)	.67

Maximum offering price to public	$12.22

Class B:
Net asset value, offering price and redemption price per share, ($6,011,987 ÷ 528,190 shares of common stock issued and outstanding)	$11.38

Class C:
Net asset value, offering price and redemption price per share, ($17,217,216 ÷ 1,513,025 shares of common stock issued and outstanding)	$11.38

Class R:
Net asset value, offering price and redemption price per share, ($167,259 ÷ 14,513 shares of common stock issued and outstanding)	$11.52

Class X:
Net asset value, offering price and redemption price per share, ($27,662 ÷ 2,430 shares of common stock issued and outstanding)	$11.38

Class Z:
Net asset value, offering price and redemption price per share, ($3,178,329 ÷ 273,452 shares of common stock issued and outstanding)	$11.62

See Notes to Financial Statements.

Target Conservative Allocation Fund	55

Statement of Operations

Year Ended July 31, 2013

Net Income
Income
Interest income	$2,217,076
Unaffiliated dividend income (net of foreign withholding taxes $7,325)	918,582
Affiliated dividend income	6,227

3,141,885

Expenses
Management fee	849,682
Distribution fee—Class A	214,091
Distribution fee—Class B	69,581
Distribution fee—Class C	172,511
Distribution fee—Class R	980
Distribution fee—Class X	685
Custodian’s fees and expenses	207,000
Transfer agent’s fees and expenses (including affiliated expense of $58,000)	134,000
Registration fees	79,000
Audit fee	68,000
Reports to shareholders	44,000
Legal fee	20,000
Trustees’ fees	12,000
Insurance expense	2,000
Miscellaneous	20,187

Total expenses	1,893,717

Net investment income	1,248,168

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	7,220,046
Options written transactions	132,824
Foreign currency transactions	69,549
Futures transactions	43,336
Swap agreement transactions	375,149
Short sale transactions	(134,411)

7,706,493

Net change in unrealized appreciation (depreciation) on:
Investments	2,307,373
Options written	(133,385)
Foreign currencies	103,995
Futures	150,465
Swaps	(1,345,885)
Short sales	(5,742)

1,076,821

Net gain on investments	8,783,314

Net Increase In Net Assets Resulting From Operations	$10,031,482

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,248,168	$1,724,286
Net realized gain on investment and foreign currency transactions	7,706,493	6,092,802
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,076,821	(1,818,079)

Net increase in net assets resulting from operations	10,031,482	5,999,009

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,063,150)	(1,357,601)
Class B	(38,679)	(103,939)
Class C	(95,255)	(165,496)
Class M	—	(182)
Class R	(2,478)	(2,943)
Class X	(448)	(1,007)
Class Z	(48,212)	(93,184)

	(1,248,222)	(1,724,352)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,604,022	8,889,416
Net asset value of shares issued in reinvestment of dividends and distributions	1,212,105	1,655,544
Cost of shares reacquired	(19,166,696)	(23,464,188)

Net decrease in net assets resulting from Fund share transactions	(11,350,569)	(12,919,228)

Total decrease	(2,567,309)	(8,644,571)

Net Assets
Beginning of year	115,555,551	124,200,122

End of year(a)	$112,988,242	$115,555,551

(a) Includes undistributed net income of:	$800,196	$990,919

See Notes to Financial Statements.

Target Conservative Allocation Fund	57

Notes to Financial Statements

Prudential Investment Portfolios 16 (formerly known as Target Asset Allocation Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential Defensive Equity Fund (formerly known as the Target Moderate Allocation Fund) and Target Conservative Allocation Fund (the “Fund”). These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2013.

Fund Segment	Subadvisors
Large-cap value stocks	Epoch Investment Partners, Inc. Hotchkis and Wiley Capital Management, LLC NFJ Investment Group LLC

Large-cap growth stocks	Marsico Capital Management, LLC* Massachusetts Financial Services Company

Core fixed income bonds	Pacific Investment Management Company LLC

Small-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

Small-cap growth stocks	Eagle Asset Management, Inc.

*	Through April 14, 2013.

The investment objective of the Fund is to seek to provide current income and a reasonable level of capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the

58	Visit our website at www.prudentialfunds.com

measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investment LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities

Target Conservative Allocation Fund	59

Notes to Financial Statements

continued

valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, and cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities;

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assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation

Target Conservative Allocation Fund	61

Notes to Financial Statements

continued

(depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

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A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also used purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a

Target Conservative Allocation Fund	63

Notes to Financial Statements

continued

swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures and option contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued

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daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit

Target Conservative Allocation Fund	65

Notes to Financial Statements

continued

indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and

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increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2013, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed

Target Conservative Allocation Fund	67

Notes to Financial Statements

continued

delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 % of average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Target Conservative Allocation Fund	69

Notes to Financial Statements

continued

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS has contractually agreed through November 30, 2014 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $37,123 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2013, it has received $5, $11,344 and $344 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2013, aggregated $198,839,696 and $219,527,957, respectively.

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Transactions in options written during the year ended July 31, 2013, were as follows:

	Notional Amount (000)	Premium Received
Options outstanding at July 31, 2012	6,400	$99,480
Written options	25,900	69,579
Expired options	(18,400)	(132,014)
Closed options	(2,000)	(1,185)

Options outstanding at July 31, 2013	11,900	$35,860

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended July 31, 2013, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $190,669 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, reclasses on swaps, paydown losses and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2013 and July 31, 2012, the tax character of dividends paid by the Fund were $1,248,222 and $1,724,352 of ordinary income, respectively.

As of July 31, 2013, the accumulated undistributed earnings on a tax basis were $814,774 of ordinary income and $4,168,597 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Target Conservative Allocation Fund	71

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$109,169,564	$15,001,211	$(2,952,004)	$12,049,207	$(690,433)	$11,358,774

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other book to tax adjustments. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables, futures, forwards, swaps and options.

The Fund utilized approximately $3,368,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. Class X

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shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2013, Prudential owned 252 shares of Class R shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2013:
Shares sold	348,103	$3,906,801
Shares issued in reinvestment of dividends and distributions	95,006	1,036,538
Shares reacquired	(1,238,956)	(13,750,435)

Net increase (decrease) in shares outstanding before conversion	(795,847)	(8,807,096)
Shares issued upon conversion from Class B and Class X	197,388	2,211,060

Net increase (decrease) in shares outstanding	(598,459)	$(6,596,036)

Year ended July 31, 2012:
Shares sold	487,472	$4,979,379
Shares issued in reinvestment of dividends and distributions	134,861	1,324,337
Shares reacquired	(1,516,392)	(15,496,481)

Net increase (decrease) in shares outstanding before conversion	(894,059)	(9,192,765)
Shares issued upon conversion from Class B, Class M, and Class X	548,362	5,636,575
Shares reacquired upon conversion into Class Z	(1,834)	(19,133)

Net increase (decrease) in shares outstanding	(347,531)	$(3,575,323)

Target Conservative Allocation Fund	73

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2013:
Shares sold	59,208	$652,664
Shares issued in reinvestment of dividends and distributions	3,483	37,617
Shares reacquired	(85,990)	(939,746)

Net increase (decrease) in shares outstanding before conversion	(23,299)	(249,465)
Shares reacquired upon conversion into Class A	(193,915)	(2,140,610)

Net increase (decrease) in shares outstanding	(217,214)	$(2,390,075)

Year ended July 31, 2012:
Shares sold	80,688	$818,127
Shares issued in reinvestment of dividends and distributions	10,392	101,111
Shares reacquired	(176,111)	(1,783,579)

Net increase (decrease) in shares outstanding before conversion	(85,031)	(864,341)
Shares reacquired upon conversion into Class A	(547,710)	(5,553,225)

Net increase (decrease) in shares outstanding	(632,741)	$(6,417,566)

Class C
Year ended July 31, 2013:
Shares sold	98,615	$1,082,458
Shares issued in reinvestment of dividends and distributions	8,436	91,029
Shares reacquired	(236,573)	(2,595,119)

Net increase (decrease) in shares outstanding	(129,522)	$(1,421,632)

Year ended July 31, 2012:
Shares sold	106,450	$1,071,197
Shares issued in reinvestment of dividends and distributions	16,158	157,216
Shares reacquired	(364,417)	(3,668,039)

Net increase (decrease) in shares outstanding	(241,809)	$(2,439,626)

Class M
Period ended April 13, 2012*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	19	182
Shares reacquired	(748)	(7,320)

Net increase (decrease) in shares outstanding before conversion	(729)	(7,138)
Shares reacquired upon conversion into Class A	(4,157)	(41,636)

Net increase (decrease) in shares outstanding	(4,886)	$(48,774)

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Class R	Shares	Amount
Year ended July 31, 2013:
Shares sold	1,856	$20,510
Shares issued in reinvestment of dividends and distributions	227	2,478
Shares reacquired	(9,241)	(101,405)

Net increase (decrease) in shares outstanding	(7,158)	$(78,417)

Year ended July 31, 2012:
Shares sold	2,115	$21,927
Shares issued in reinvestment of dividends and distributions	300	2,943
Shares reacquired	(3,361)	(33,377)

Net increase (decrease) in shares outstanding	(946)	$(8,507)

Class X
Year ended July 31, 2013:
Shares sold	824	$8,955
Shares issued in reinvestment of dividends and distributions	42	448
Shares reacquired	(920)	(9,920)

Net increase (decrease) in shares outstanding before conversion	(54)	(517)
Shares reacquired upon conversion into Class A	(6,325)	(70,450)

Net increase (decrease) in shares outstanding	(6,379)	$(70,967)

Year ended July 31, 2012:
Shares sold	3,223	$31,683
Shares issued in reinvestment of dividends and distributions	103	1,007
Shares reacquired	(2,484)	(23,726)

Net increase (decrease) in shares outstanding before conversion	842	8,964
Shares reacquired upon conversion into Class A	(4,149)	(41,714)

Net increase (decrease) in shares outstanding	(3,307)	$(32,750)

Class Z
Year ended July 31, 2013:
Shares sold	82,063	$932,634
Shares issued in reinvestment of dividends and distributions	4,014	43,995
Shares reacquired	(158,262)	(1,770,071)

Net increase (decrease) in shares outstanding	(72,185)	(793,442)

Year ended July 31, 2012:
Shares sold	195,484	$1,967,103
Shares issued in reinvestment of dividends and distributions	6,972	68,748
Shares reacquired	(237,323)	(2,451,666)

Net increase (decrease) in shares outstanding before conversion	(34,867)	(415,815)
Shares issued upon conversion from Class A	1,826	19,133

Net increase (decrease) in shares outstanding	(33,041)	(396,682)

*	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Target Conservative Allocation Fund	75

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

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Financial Highlights

Class A Shares
	Year Ended July 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.69	$10.30	$9.53	$8.48	$9.84
Income (loss) from investment operations:
Net investment income	.14	.17	.16	.18	.23
Net realized and unrealized gain (loss) on investments	.86	.38	.79	.90	(.92)
Total from investment operations	1.00	.55	.95	1.08	(.69)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.16)	(.18)	(.03)	(.37)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.14)	(.16)	(.18)	(.03)	(.67)
Net asset value, end of year	$11.55	$10.69	$10.30	$9.53	$8.48
Total Return(a)	9.41%	5.53%	10.04%	12.72%	(6.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,386	$86,352	$86,746	$75,228	$63,491
Average net assets (000)	$85,636	$84,243	$83,395	$70,865	$59,479
Ratios to average net assets(d):
Expenses	1.52%	1.54%	1.52%	1.52%	1.64% (b)
Net investment income	1.25%	1.64%	1.59%	2.00%	2.76%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Includes interest expense of .06%.

(c) Calculated based upon the average shares outstanding during the year.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Target Conservative Allocation Fund	77

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54	$10.15	$9.41	$8.43	$9.82
Income (loss) from investment operations:
Net investment income	.06	.09	.08	.11	.17
Net realized and unrealized gain (loss) on investments	.84	.39	.78	.89	(.92)
Total from investment operations	.90	.48	.86	1.00	(.75)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.09)	(.12)	(.02)	(.34)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.06)	(.09)	(.12)	(.02)	(.64)
Net asset value, end of year	$11.38	$10.54	$10.15	$9.41	$8.43
Total Return(a)	8.57%	4.86%	9.20%	11.82%	(7.05)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,012	$7,856	$13,995	$23,212	$32,609
Average net assets (000)	$6,958	$10,840	$18,900	$28,746	$39,077
Ratios to average net assets(c):
Expenses	2.27%	2.29%	2.27%	2.27%	2.39% (d)
Net investment income	.52%	.93%	.82%	1.26%	2.08%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

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Class C Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54	$10.15	$9.41	$8.43	$9.82
Income (loss) from investment operations:
Net investment income	.06	.09	.08	.11	.17
Net realized and unrealized gain (loss) on investments	.84	.39	.78	.89	(.92)
Total from investment operations	.90	.48	.86	1.00	(.75)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.09)	(.12)	(.02)	(.34)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.06)	(.09)	(.12)	(.02)	(.64)
Net asset value, end of year	$11.38	$10.54	$10.15	$9.41	$8.43
Total Return(a)	8.57%	4.86%	9.20%	11.82%	(7.05)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,217	$17,307	$19,133	$20,499	$21,777
Average net assets (000)	$17,251	$17,651	$20,208	$21,746	$23,090
Ratios to average net assets(c):
Expenses	2.27%	2.29%	2.27%	2.27%	2.39% (d)
Net investment income	.51%	.89%	.83%	1.26%	2.04%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Conservative Allocation Fund	79

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(b)(e)		2011(b)	2010(b)	2009(b)	2008(b)	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.15		$9.41	$8.43	$9.82	$10.64	$10.31
Income (loss) from investment operations:
Net investment income	.07		.08	.12	.17	.19	.17
Net realized and unrealized gain (loss) on investments	.31		.78	.88	(.92)	(.32)	.56
Total from investment operations	.38		.86	1.00	(.75)	(.13)	.73
Less Dividends and Distributions:
Dividends from net investment income	(.09)		(.12)	(.02)	(.34)	(.19)	(.19)
Tax return of capital	-		-	-	(.05)	-	-
Distributions from net realized gains on investments	-		-	-	(.25)	(.50)	(.21)
Total dividends and distributions	(.09)		(.12)	(.02)	(.64)	(.69)	(.40)
Net asset value, end of period	$10.44		$10.15	$9.41	$8.43	$9.82	$10.64
Total Return(a)	3.86%		9.20%	11.82%	(7.06)%	(1.49)%	7.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$50	$168	$479	$1,047	$2,936
Average net assets (000)	$22		$94	$339	$654	$2,357	$3,219
Ratios to average net assets(c):
Expenses	2.29%	(f)	2.27%	2.27%	2.39% (d)	2.18%	2.10%
Net investment income	.75%	(f)	.80%	1.28%	2.09%	1.81%	1.60%
Portfolio turnover rate	248%	(g)(h)	188%	200%	356%	353%	395%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon the average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

(e) As of April 13, 2012, the last conversion of Class M shares was completed. There are no shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of July 31, 2012.

See Notes to Financial Statements.

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Class R Shares
	Year Ended July 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.67	$10.28	$9.51	$8.48	$9.85
Income (loss) from investment operations:
Net investment income	.11	.14	.13	.16	.24
Net realized and unrealized gain (loss) on investments	.85	.39	.80	.89	(.95)
Total from investment operations	.96	.53	.93	1.05	(.71)
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.14)	(.16)	(.02)	(.36)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.11)	(.14)	(.16)	(.02)	(.66)
Net asset value, end of year	$11.52	$10.67	$10.28	$9.51	$8.48
Total Return(a)	9.07%	5.29%	9.84%	12.44%	(6.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$167	$231	$232	$687	$721
Average net assets (000)	$196	$219	$669	$686	$1,255
Ratios to average net assets(d):
Expenses	1.77%	1.79%	1.77%	1.77%	1.89% (b)
Net investment income	1.04%	1.39%	1.29%	1.76%	2.70%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Includes interest expense of .06%.

(c) Calculated based upon the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Target Conservative Allocation Fund	81

Financial Highlights

continued

Class X Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.54	$10.16	$9.41	$8.43	$9.82
Income (loss) from investment operations:
Net investment income	.06	.09	.08	.12	.18
Net realized and unrealized gain (loss) on investments	.84	.38	.79	.88	(.93)
Total from investment operations	.90	.47	.87	1.00	(.75)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.09)	(.12)	(.02)	(.34)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.06)	(.09)	(.12)	(.02)	(.64)
Net asset value, end of year	$11.38	$10.54	$10.16	$9.41	$8.43
Total Return(a)	8.57%	4.75%	9.31%	11.82%	(7.05)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28	$93	$123	$769	$977
Average net assets (000)	$69	$108	$391	$863	$1,342
Ratios to average net assets(c):
Expenses	2.27%	2.29%	2.27%	2.27%	2.37% (d)
Net investment income	.57%	.90%	.78%	1.26%	2.13%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

82	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.75	$10.35	$9.57	$8.50	$9.85
Income (loss) from investment operations:
Net investment income	.17	.20	.19	.21	.26
Net realized and unrealized gain (loss) on investments	.87	.39	.79	.89	(.93)
Total from investment operations	1.04	.59	.98	1.10	(.67)
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.19)	(.20)	(.03)	(.38)
Tax return of capital	-	-	-	-	(.05)
Distributions from net realized gains on investments	-	-	-	-	(.25)
Total dividends and distributions	(.17)	(.19)	(.20)	(.03)	(.68)
Net asset value, end of year	$11.62	$10.75	$10.35	$9.57	$8.50
Total Return(a)	9.72%	5.85%	10.31%	12.97%	(6.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,178	$3,717	$3,921	$2,877	$3,156
Average net assets (000)	$3,181	$4,379	$3,567	$3,031	$3,809
Ratios to average net assets(c):
Expenses	1.27%	1.29%	1.27%	1.27%	1.39% (d)
Net investment income	1.51%	1.90%	1.84%	2.26%	3.10%
Portfolio turnover rate	210%	248%	188%	200%	356%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon the average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .06%.

See Notes to Financial Statements.

Target Conservative Allocation Fund	83

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16—Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Conservative Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Prudential Investment Portfolios 16 (formerly known as Target Asset Allocation Funds), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2013

84	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

For the year ended July 31, 2013, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Target Conservative Allocation Fund	58.32%	51.64%	46.60%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2013.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.96% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Conservative Allocation Fund	85

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).

None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Target Conservative Allocation Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (56) Board Member Portfolios Overseen: 64

Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

None.
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 64

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64

Formerly President (2008-2012), President and Director (2003-2008) and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).

Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (73) Board Member Portfolios Overseen: 64

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 59

President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Target Conservative Allocation Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since 2012
Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2004
Jonathan D. Shain (55) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since 2005
Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since 2005
Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.

Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Target Conservative Allocation Fund

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Board Approval of Management and Subadvisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Target Conservative Allocation (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Target Conservative Allocation Fund is a series of Prudential Investment Portfolios 16.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Prudential Investment Portfolios 16, and between PI and each subadviser,3 each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each

[3]

The Fund’s subadvisers are: Eagle Asset Management, Inc., Epoch Investment Partners, Inc., Massachusetts Financial Services Company, Hotchkis & Wiley Capital Management LLC, NFJ Investment Group LLC, EARNEST Partners LLC, Vaughan Nelson Investment Management, L.P., and Pacific Investment Management Company LLC.

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subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, five-, and 10-year periods.
•

The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for expenses was primarily attributable to the sleeve nature of the Fund, which resulted in higher custodian fees.

•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Board Approval of New Subadvisory Agreement

As required under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of Prudential Investment Portfolios 16, including all of the Independent Trustees, met at an in-person meeting on March 5-7, 2013, and approved a new subadvisory agreement (the “New Subadvisory Agreement”), by and between Prudential Investments, LLC (“PI”) and Epoch Investment Partners, Inc. (“Epoch”), with respect to the Target Conservative Allocation Fund (the “Fund”) due to an impending “change of control” of Epoch (the “Acquisition”). The Acquisition is scheduled to close within the first half of 2013 and upon completion of the Acquisition, Epoch would be controlled by Toronto Dominion Bank Group (“TD”).

At a June 5-7, 2012 in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered with respect to the Fund a subadvisory agreement (the Current Subadvisory Agreement), by and between PI and Epoch relating to the Fund. PI recommended that the Board approve the New Subadvisory Agreement after being advised about the Acquisition because the completion of the Acquisition would result in an assignment (within the meaning of the 1940 Act), and therefore the automatic termination of, the Current Subadvisory Agreement. As is further discussed below, the Board determined that in light of its approval of the Current Subadvisory Agreement at its June 2012 meetings and the substantially similar terms and conditions of the New Subadvisory Agreement, it would be in the best interests of the Fund and its shareholders to approve the New Subadvisory Agreement and that it was reasonable for the Board to approve the New Subadvisory Agreement.

In advance of the meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Subadviser; the performance of the Fund; the profitability of PI and its affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the New Subadvisory Agreement with respect to the Fund.

The Trustees determined that the overall arrangements among the Fund, the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of the New Subadvisory Agreement, are in the interests of the Fund and its

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shareholders in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the New Subadvisory Agreement are separately discussed below.

Nature, Quality, and Extent of Services

The Board noted that it had received and considered information about the nature and extent of services provided to the Fund by Epoch at the March 5-7, 2013 meetings under the Current Subadvisory Agreement and those that would be provided by Epoch under the proposed New Subadvisory Agreement, noting that the nature and extent of services under both the Current Subadvisory Agreement and the New Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to Epoch.

With respect to the quality of services, the Board considered that the services to be provided to the Fund by Epoch would not change as a result of the Acquisition from the services that Epoch is currently providing the Fund. As part of its review of the New Subadvisory Agreement, the Board considered, among other things, the background and experience of the Epoch management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Epoch and TD. The Board noted that the operations of Epoch, including the portfolio managers, analyst pool and investment infrastructure, are expected to remain unchanged as a result of the Acquisition.

The Board noted that it was satisfied with the nature, quality and extent of services provided by Epoch with respect to the Fund under the Current Subadvisory Agreement and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by Epoch under the New Subadvisory Agreement would be similar in nature to those provided under the Current Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Epoch under the New Subadvisory Agreement.

Performance

The Board considered Epoch’s performance record in managing the Fund prior to the Acquisition and concluded that that performance record was satisfactory.

Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee in the New Subadvisory Agreement, which is identical to the subadvisory fee in the Current Subadvisory Agreement. The Board noted that it was satisfied with the subadvisory fee in the Current Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rate in the New Subadvisory Agreement is reasonable in light of the services proposed to be provided.

Profitability

The Board noted that since Epoch would not be affiliated with PI, the revenues derived by the Subadviser under the New Subadvisory Agreement would not be included in PI’s profitability calculation, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given that PI will compensate the subadviser out of its management fee.

Economies of Scale

The Board considered that the economies of scale would remain substantially similar to those in the Current Subadvisory Agreement.

Other Benefits to the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Subadviser and its affiliates as a result of its relationship with the Fund. The Board concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Epoch Investment Partners, Inc.	399 Park Avenue New York, NY 10022

	Hotchkis & Wiley Capital Management, LLC	725 South Figueroa Street 39th Floor Los Angeles, CA 90017

	Massachusetts Financial Services Company	111 Huntington Avenue Boston, MA 02199

	NFJ Investment Group LLC	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Conservative Allocation Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

TARGET CONSERVATIVE ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	N/A	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X603	74442X504

MFSP504E    0250623-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL DEFENSIVE EQUITY FUND

ANNUAL REPORT • JULY 31, 2013

(Formerly, Target Moderate Allocation Fund)

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. Quantitative Management Associates LLC (QMA) is wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisors and Prudential Financial companies. ©2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Defensive Equity Fund informative and useful. This Fund was formerly known as the Target Moderate Allocation Fund. Earlier this year, shareholders approved Quantitative Management Associates LLC (QMA) as the Fund’s new subadviser. The subadviser transition occurred on May 8th and the name of the Fund changed to the Prudential Defensive Equity Fund. The report covers performance for the 12-month period that ended July 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Defensive Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Defensive Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	16.79%	31.52%	90.14%	—
Class B	15.94	26.79	76.43	—
Class C	15.94	26.79	76.43	—
Class R	16.52	30.06	N/A	59.61% (10/4/04)
Class X	16.69	30.21	N/A	57.04 (10/4/04)
Class Z	17.03	33.17	94.99	—
S&P 500 Index	24.98	48.69	108.77	—
Russell 1000® Defensive Index	21.90	55.95	112.44	—
Customized Blend*	15.71	39.75	102.67	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.*	16.50	33.42	89.54	—
Lipper Large-Cap Core Funds Avg.	24.96	41.87	101.15	—

Average Annual Total Returns (With Sales Charges) as of 6/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	6.59%	3.31%	5.70%	—
Class B	7.04	3.53	5.51	—
Class C	11.04	3.71	5.51	—
Class R	12.53	4.22	N/A	4.98% (10/4/04)
Class X	6.79	3.76	N/A	4.78 (10/4/04)
Class Z	13.13	4.75	6.57	—
S&P 500 Index	20.58	7.01	7.29	—
Russell 1000 Defensive Index	18.64	8.28	7.41	—
Customized Blend*	12.99	5.99	6.98	—
Lipper Mixed-Asset Target Allocation Growth Funds Avg.*	13.43	4.78	6.22	—
Lipper Large-Cap Core Funds Avg.	20.42	5.84	6.76	—

*The Fund no longer utilizes the Customized Blend or the Lipper Mixed-Asset Target Allocation Growth Funds Average for Fund performance comparisons and now utilizes the Russell 1000 Defensive Index and the Lipper Large-Cap Core Funds Average for Fund performance comparisons. The Russell 1000 Defensive Index and the Lipper Large-Cap Core Funds Average are now utilized for Fund performance comparisons because they are more consistent with the Fund’s current investment policies and strategies.

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Average Annual Total Returns (With Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	10.37%	4.44%	6.04%	—
Class B	10.94	4.70	5.84	—
Class C	14.94	4.86	5.84	—
Class R	16.52	5.40	N/A	5.44% (10/4/04)
Class X	10.69	4.93	N/A	5.25 (10/4/04)
Class Z	17.03	5.90	6.91	—

Average Annual Total Returns (Without Sales Charges) as of 7/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	16.79%	5.63%	6.64%	—
Class B	15.94	4.86	5.84	—
Class C	15.94	4.86	5.84	—
Class R	16.52	5.40	N/A	5.44% (10/4/04)
Class X	16.69	5.42	N/A	5.25 (10/4/04)
Class Z	17.03	5.90	6.91	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Defensive Equity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2003) and the account values at the end of the current fiscal year (July 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that

Prudential Defensive Equity Fund	3

Your Fund’s Performance (continued)

(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper, Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns. The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	6% (Year 1) 5% (Year 2) 4% (Years 3/4) 3% (Year 5) 2% (Years 6/7) 1% (Year 8) 0% (Year 9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments Funds.

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Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/13 is 81.78% for Class R and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/13 is 6.46% for Class R and Class X.

Russell 1000 Defensive Index

The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets. An investment cannot be made directly in an index. Russell 1000 Defensive Index Closest Month-End to Inception cumulative total return as of 7/31/13 is 81.88% for Class R and Class X. Russell 1000 Defensive Index Closest Month-End to Inception average annual total return as of 6/30/13 is 6.55% for Class R and Class X.

Customized Blend

The Customized Benchmark is a model portfolio consisting of the Russell 3000® Index (52%), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) (13%), and the Barclays U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE ND Index is an unmanaged weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that the net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends returns do not reflect the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Customized Blend Closest Month-End to Inception cumulative total return as of 7/31/13 is 77.33% for Class R and Class X. Customized Blend Closest Month-End to Inception average annual total return as of 6/30/13 is 6.34% for Class R and Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception

Prudential Defensive Equity Fund	5

Your Fund’s Performance (continued)

cumulative total return as of 7/31/13 is 66.45% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/13 is 5.51% for Class R and Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/13 is 74.97% for Class R and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/13 is 5.94% for Class R and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Class’ actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/13
AT&T, Inc., Diversified Telecommunication Services	5.8%
Verizon Communications, Inc., Diversified Telecommunication Services	4.3
Procter & Gamble Co. (The), Household Products	2.5
Johnson & Johnson, Pharmaceuticals	2.4
Pfizer, Inc., Pharmaceuticals	1.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/13
Diversified Telecommunication Services	11.0%
Pharmaceuticals	8.3
Electric Utilities	7.0
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	4.3

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Defensive Equity Fund’s Class A shares rose 16.79% in the 12-months ended July 31, 2013. The Fund underperformed the Russell 1000 Defensive Index (the Defensive Index), which climbed 21.90%, the style neutral S&P 500 Index, which advanced 24.98%, and the Lipper Large-Cap Core Funds Average, which gained 24.96%.

Were there any changes to the Fund during the reporting period?

This Fund was formerly known as the Target Moderate Allocation Fund. Shareholders of the Fund approved a subadviser change to have all of the Fund’s assets managed by Quantitative Management Associates LLC (QMA). The subadviser transition occurred on May 8th and the name of the Fund changed to the Prudential Defensive Equity Fund. The Fund’s investment policies and strategies also changed at that time.

What was the market environment?

The U.S. equity market advanced strongly in the 12-months ended July 31, 2013, but not without bouts of volatility, as sentiment vacillated between optimism and pessimism, often based on short-term data.

•

Europe’s lingering economic malaise and political inertia before the U.S. presidential election in November contributed to a downturn earlier in the period, as did subsequent concerns about the reinstatement of payroll taxes, increased tax rates on higher incomes, and sequestration, the across-the-board federal spending cuts that took effect in March.

•

Investors seemed to shrug off these fears, however, instead focusing on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits. Later in the period, global macroeconomic events, most notably China’s slowdown and Europe’s economic issues, which led to moderating global growth, contributed to market volatility, as did concerns that the Federal Reserve would begin scaling back its quantitative easing program.

What strategies affected the Fund’s performance during the reporting period?

•

During the period prior to the May 8, 2013 subadviser change, (August 1, 2012 to May 7, 2013) the Fund began the period with a slight underweight to equities, but quickly moved to an overweight. This positioning was beneficial as equities posted strong performance throughout most of the reporting period.

•	Overall, manager selection decisions detracted from relative results. Specifically, the Fund’s equity segment struggled. Most notably, the Fund’s

Prudential Defensive Equity Fund	7

Strategy and Performance Overview (continued)

large cap growth segments under Marsico Capital Management and Massachusetts Financial Services (MFS) were hurt in what continues to be a difficult time for active equity strategies.

•

However, Hotchkis & Wiley Capital Management’s deep-value strategy was a bright spot, as its focus on stocks selling at a significant discount was rewarded. Additionally, PIMCO, which managed the Fund’s fixed income segment, also contributed positively to performance.

•	Since the transition on May 8, 2013, the relative performance of the Fund was driven by the defensive nature of the strategy during a period of outperformance for economically sensitive sectors.

•

QMA’s two largest overweights, utilities and telecommunications, tend to underperform during market rallies and, as such, detracted significantly from relative performance. The next largest detractors from relative performance were an underweight in financials and an overweight in consumer staples.

•	QMA’s overweight in healthcare and underweights in technology and energy contributed positively during the period.

•	Additionally, QMA found the CBOE Volatility Index (VIX) curve to be relatively unattractive during this period and thus did not hold any VIX futures in the portfolio.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2013, at the beginning of the period, and held through the six-month period ended July 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Defensive Equity Fund	9

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Defensive Equity Fund		Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,075.30	1.36%	$7.00
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class B	Actual	$1,000.00	$1,072.00	2.11%	$10.84
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class C	Actual	$1,000.00	$1,072.00	2.11%	$10.84
	Hypothetical	$1,000.00	$1,014.33	2.11%	$10.54

Class R	Actual	$1,000.00	$1,074.40	1.61%	$8.28
	Hypothetical	$1,000.00	$1,016.81	1.61%	$8.05

Class X	Actual	$1,000.00	$1,075.30	1.36%	$7.00
	Hypothetical	$1,000.00	$1,018.05	1.36%	$6.80

Class Z	Actual	$1,000.00	$1,076.90	1.11%	$5.72
	Hypothetical	$1,000.00	$1,019.29	1.11%	$5.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the 12-month period ended July 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.43%	1.38%
B	2.13%	2.13%
C	2.13%	2.13%
R	1.88%	1.63%
X	2.13%	1.38%
Z	1.13%	1.13%

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Defensive Equity Fund	11

Portfolio of Investments

as of July 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 95.6%
COMMON STOCKS

Aerospace & Defense 0.9%
4,030	Boeing Co. (The)	$423,553
2,000	General Dynamics Corp.	170,680
4,700	Honeywell International, Inc.	390,006
600	L-3 Communications Holdings, Inc.	55,890
1,570	Lockheed Martin Corp.	188,588
1,400	Northrop Grumman Corp.	128,884
870	Precision Castparts Corp.	192,897
1,900	Raytheon Co.	136,496
800	Rockwell Collins, Inc.	56,936
1,600	Textron, Inc.	43,808
5,000	United Technologies Corp.	527,850

		2,315,588

Air Freight & Logistics 0.3%
1,000	C.H. Robinson Worldwide, Inc.	59,620
1,200	Expeditors International of Washington, Inc.	48,384
1,800	FedEx Corp.	190,800
4,200	United Parcel Service, Inc. (Class B Stock)	364,560

		663,364

Airlines
4,200	Southwest Airlines Co.	58,086

Auto Components 0.2%
900	BorgWarner, Inc.	85,887
2,200	Delphi Automotive PLC (United Kingdom)	118,184
1,800	Goodyear Tire & Rubber Co. (The)*	33,300
5,200	Johnson Controls, Inc.	209,092

		446,463

Automobiles 0.3%
30,200	Ford Motor Co.	509,776
5,900	General Motors Co.*	211,633
1,700	Harley-Davidson, Inc.	96,509

		817,918

Beverages 3.9%
4,600	Beam, Inc.	298,954
4,300	Brown-Forman Corp. (Class B Stock)	311,793

See Notes to Financial Statements.

Prudential Defensive Equity Fund	13

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Beverages (cont’d.)
108,800	Coca-Cola Co. (The)	$4,360,704
7,300	Coca-Cola Enterprises, Inc.	274,042
4,400	Constellation Brands, Inc. (Class A Stock)*	229,196
5,800	Dr. Pepper Snapple Group, Inc.	271,092
4,500	Molson Coors Brewing Co. (Class B Stock)	225,270
4,100	Monster Beverage Corp.*	250,059
44,000	PepsiCo, Inc.	3,675,760

		9,896,870

Biotechnology 3.1%
4,600	Alexion Pharmaceuticals, Inc.*	534,658
17,600	Amgen, Inc.	1,905,904
5,560	Biogen Idec, Inc.*	1,212,803
9,770	Celgene Corp.*	1,434,822
35,700	Gilead Sciences, Inc.*	2,193,765
1,790	Regeneron Pharmaceuticals, Inc.*	483,407

		7,765,359

Building Products
2,100	Masco Corp.	43,092

Capital Markets 1.4%
2,200	Ameriprise Financial, Inc.	195,800
12,600	Bank of New York Mellon Corp. (The)	396,270
1,370	BlackRock, Inc.	386,285
12,000	Charles Schwab Corp. (The)	265,080
3,400	E*Trade Financial Corp.*	50,660
4,590	Franklin Resources, Inc.	224,359
4,680	Goldman Sachs Group, Inc. (The)	767,661
4,900	Invesco Ltd. (Bermuda)	157,731
1,300	Legg Mason, Inc.	44,707
14,900	Morgan Stanley	405,429
2,400	Northern Trust Corp.	140,496
5,000	State Street Corp.	348,350
2,900	T. Rowe Price Group, Inc.	218,196

		3,601,024

Chemicals 1.4%
2,000	Air Products & Chemicals, Inc.	217,280
600	Airgas, Inc.	61,926

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
560	CF Industries Holdings, Inc.	$109,766
11,300	Dow Chemical Co. (The)	395,952
8,700	E.I. du Pont de Nemours & Co.	501,903
1,500	Eastman Chemical Co.	120,645
2,500	Ecolab, Inc.	230,350
1,300	FMC Corp.	86,008
800	International Flavors & Fragrances, Inc.	64,544
3,600	LyondellBasell Industries NV (Class A Stock) (Netherlands)	247,356
5,000	Monsanto Co.	493,900
2,600	Mosaic Co. (The)	106,834
1,340	PPG Industries, Inc.	214,990
2,780	Praxair, Inc.	334,072
810	Sherwin-Williams Co. (The)	141,078
1,100	Sigma-Aldrich Corp.	91,916

		3,418,520

Commercial Banks 1.9%
7,700	BB&T Corp.	274,813
2,100	Comerica, Inc.	89,334
9,600	Fifth Third Bancorp	184,608
9,600	Huntington Bancshares, Inc.	82,080
10,300	KeyCorp	126,587
1,370	M&T Bank Corp.	160,098
5,800	PNC Financial Services Group, Inc.	441,090
15,700	Regions Financial Corp.	157,157
5,900	SunTrust Banks, Inc.	205,261
20,100	U.S. Bancorp	750,132
53,200	Wells Fargo & Co.	2,314,200
2,100	Zions Bancorporation	62,244

		4,847,604

Commercial Services & Supplies 0.2%
1,300	ADT Corp. (The)*	52,104
600	Cintas Corp.	28,506
900	Iron Mountain, Inc.	25,020
1,100	Pitney Bowes, Inc.	18,161
1,700	Republic Services, Inc.	57,647
510	Stericycle, Inc.*	59,129
2,700	Tyco International Ltd. (Switzerland)	93,987

See Notes to Financial Statements.

Prudential Defensive Equity Fund	15

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
2,600	Waste Management, Inc.	$109,278

		443,832

Communications Equipment 1.0%
45,200	Cisco Systems, Inc.	1,154,860
700	F5 Networks, Inc.*	61,432
900	Harris Corp.	51,363
2,000	JDS Uniphase Corp.*	29,340
4,200	Juniper Networks, Inc.*	91,014
2,300	Motorola Solutions, Inc.	126,109
14,600	QUALCOMM, Inc.	942,430

		2,456,548

Computers & Peripherals 2.0%
7,950	Apple, Inc.	3,597,375
12,400	Dell, Inc.	157,108
17,700	EMC Corp.	462,855
16,300	Hewlett-Packard Co.	418,584
3,000	NetApp, Inc.	123,360
2,100	SanDisk Corp.*	115,752
2,700	Seagate Technology PLC (Ireland)	110,457
1,800	Western Digital Corp.	115,884

		5,101,375

Construction & Engineering 0.1%
1,000	Fluor Corp.	62,560
800	Jacobs Engineering Group, Inc.*	47,360
1,200	Quanta Services, Inc.*	32,172

		142,092

Construction Materials
1,200	Vulcan Materials Co.	56,616

Consumer Finance 0.6%
10,400	American Express Co.	767,208
6,400	Capital One Financial Corp.	441,728
5,400	Discover Financial Services	267,354
4,900	SLM Corp.	121,079

		1,597,369

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging 0.1%
600	Avery Dennison Corp.	$26,838
1,400	Ball Corp.	62,706
1,000	Bemis Co., Inc.	41,190
1,600	MeadWestvaco Corp.	59,120
1,500	Owens-Illinois, Inc.*	44,625
1,800	Sealed Air Corp.	49,032

		283,511

Distributors
1,200	Genuine Parts Co.	98,388

Diversified Consumer Services
2,000	H&R Block, Inc.	62,860

Diversified Financial Services 3.5%
116,600	Bank of America Corp.	1,702,360
19,720	Berkshire Hathaway, Inc. (Class B Stock)*	2,284,956
32,900	Citigroup, Inc.	1,715,406
3,400	CME Group, Inc.	251,532
810	IntercontinentalExchange, Inc.*	147,785
40,900	JPMorgan Chase & Co.	2,279,357
3,300	Leucadia National Corp.	88,539
3,000	McGraw Hill Financial, Inc.	185,580
2,200	Moody’s Corp.	149,094
1,400	NASDAQ OMX Group, Inc. (The)	45,360
2,700	NYSE Euronext, Inc.	113,832

		8,963,801

Diversified Telecommunication Services 11.0%
413,000	AT&T, Inc.	14,566,510
48,300	CenturyLink, Inc.	1,731,555
73,800	Frontier Communications Corp.	321,768
220,600	Verizon Communications, Inc.	10,915,288
43,800	Windstream Corp.	365,730

		27,900,851

Electric Utilities 7.0%
30,900	American Electric Power Co., Inc.	1,432,215
44,700	Duke Energy Corp.	3,173,700
20,700	Edison International	1,031,895

See Notes to Financial Statements.

Prudential Defensive Equity Fund	17

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
11,300	Entergy Corp.	$762,750
54,300	Exelon Corp.	1,661,037
26,500	FirstEnergy Corp.	1,008,855
27,000	NextEra Energy, Inc.	2,338,470
20,000	Northeast Utilities	888,200
15,700	Pepco Holdings, Inc.	322,635
7,000	Pinnacle West Capital Corp.	412,300
37,600	PPL Corp.	1,194,552
55,300	Southern Co. (The)	2,479,652
31,500	Xcel Energy, Inc.	943,425

		17,649,686

Electrical Equipment 0.2%
2,800	Eaton Corp PLC (Ireland)	193,060
4,200	Emerson Electric Co.	257,754
800	Rockwell Automation, Inc.	77,480
590	Roper Industries, Inc.	74,316

		602,610

Electronic Equipment, Instruments & Components 0.2%
1,400	Amphenol Corp. (Class A Stock)	109,984
12,400	Corning, Inc.	188,356
1,200	FLIR Systems, Inc.	38,964
1,500	Jabil Circuit, Inc.	34,485
1,100	Molex, Inc.	32,813
3,500	TE Connectivity Ltd. (Switzerland)	178,640

		583,242

Energy Equipment & Services 0.9%
3,800	Baker Hughes, Inc.	180,234
2,100	Cameron International Corp.*	124,530
600	Diamond Offshore Drilling, Inc.	40,464
2,000	Ensco PLC (Class A Stock) (United Kingdom)	114,680
2,000	FMC Technologies, Inc.*	106,600
8,000	Halliburton Co.	361,520
900	Helmerich & Payne, Inc.	56,880
2,500	Nabors Industries Ltd. (Bermuda)	38,475
3,700	National Oilwell Varco, Inc.	259,629
2,200	Noble Corp. (Switzerland)	84,040
1,000	Rowan Cos. PLC (Class A Stock)*	34,350

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
11,500	Schlumberger Ltd. (Netherlands)	$935,295

		2,336,697

Food & Staples Retailing 4.1%
12,410	Costco Wholesale Corp.	1,455,569
34,800	CVS Caremark Corp.	2,139,852
14,700	Kroger Co. (The)	577,269
6,800	Safeway, Inc.	175,372
16,800	Sysco Corp.	579,768
46,600	Wal-Mart Stores, Inc.	3,632,004
24,500	Walgreen Co.	1,231,125
9,800	Whole Foods Market, Inc.	544,684

		10,335,643

Food Products 2.8%
18,700	Archer-Daniels-Midland Co.	681,989
5,100	Campbell Soup Co.	238,680
11,800	ConAgra Foods, Inc.	427,278
18,300	General Mills, Inc.	951,600
4,300	Hershey Co. (The)	407,941
3,800	Hormel Foods Corp.	160,930
3,050	J.M. Smucker Co. (The)	343,186
7,200	Kellogg Co.	476,928
16,900	Kraft Foods Group, Inc.	956,202
3,800	McCormick & Co., Inc.	272,118
5,800	Mead Johnson Nutrition Co.	422,472
50,700	Mondelez International, Inc. (Class A Stock)	1,585,389
8,000	Tyson Foods, Inc. (Class A Stock)	220,960

		7,145,673

Gas Utilities 0.4%
7,500	AGL Resources, Inc.	343,425
13,100	ONEOK, Inc.	693,645

		1,037,070

Healthcare Equipment & Supplies 3.0%
36,500	Abbott Laboratories	1,336,995
12,700	Baxter International, Inc.	927,608
4,600	Becton, Dickinson and Co.	477,112
31,500	Boston Scientific Corp.*	343,980

See Notes to Financial Statements.

Prudential Defensive Equity Fund	19

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
1,760	C.R. Bard, Inc.	$201,696
5,100	CareFusion Corp.*	196,707
11,000	Covidien PLC (Ireland)	677,930
3,300	DENTSPLY International, Inc.	141,504
2,700	Edwards Lifesciences Corp.*	192,726
940	Intuitive Surgical, Inc.*	364,720
23,700	Medtronic, Inc.	1,309,188
6,600	St. Jude Medical, Inc.	345,774
6,700	Stryker Corp.	472,082
2,600	Varian Medical Systems, Inc.*	188,500
4,000	Zimmer Holdings, Inc.	333,920

		7,510,442

Healthcare Providers & Services 2.9%
8,900	Aetna, Inc.	571,113
5,400	AmerisourceBergen Corp.	314,658
8,000	Cardinal Health, Inc.	400,720
6,700	CIGNA Corp.	521,461
1,980	DaVita Healthcare Partners, Inc.*	230,492
19,100	Express Scripts Holding Co.*	1,252,005
3,700	Humana, Inc.	337,662
2,180	Laboratory Corp. of America Holdings*	210,893
5,310	McKesson Corp.	651,325
1,900	Patterson Cos., Inc.	77,691
3,700	Quest Diagnostics, Inc.	215,747
2,400	Tenet Healthcare Corp.*	107,160
23,900	UnitedHealth Group, Inc.	1,741,115
7,100	WellPoint, Inc.	607,476

		7,239,518

Healthcare Technology 0.1%
7,100	Cerner Corp.*	347,900

Hotels, Restaurants & Leisure 0.8%
3,400	Carnival Corp. (Panama)	125,902
240	Chipotle Mexican Grill, Inc.*	98,945
1,000	Darden Restaurants, Inc.	49,050
2,000	International Game Technology	36,940
1,800	Marriott International, Inc. (Class A Stock)	74,826
7,700	McDonald’s Corp.	755,216

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
5,800	Starbucks Corp.	$413,192
1,500	Starwood Hotels & Resorts Worldwide, Inc.	99,225
1,000	Wyndham Worldwide Corp.	62,300
620	Wynn Resorts Ltd.	82,540
3,500	Yum! Brands, Inc.	255,220

		2,053,356

Household Durables 0.1%
2,100	D.R. Horton, Inc.	42,210
800	Garmin Ltd. (Switzerland)	32,064
500	Harman International Industries, Inc.	30,265
1,100	Leggett & Platt, Inc.	34,551
1,200	Lennar Corp. (Class A Stock)	40,644
2,200	Newell Rubbermaid, Inc.	59,444
2,600	PulteGroup, Inc.*	43,238
610	Whirlpool Corp.	81,703

		364,119

Household Products 3.6%
3,800	Clorox Co. (The)	326,572
24,900	Colgate-Palmolive Co.	1,490,763
11,000	Kimberly-Clark Corp.	1,086,800
77,900	Procter & Gamble Co. (The)	6,255,370

		9,159,505

Independent Power Producers & Energy Traders 0.4%
39,300	AES Corp. (The)	488,892
20,400	NRG Energy, Inc.	547,128

		1,036,020

Industrial Conglomerates 0.9%
3,750	3M Co.	440,363
3,400	Danaher Corp.	228,956
60,900	General Electric Co.	1,484,133

		2,153,452

Insurance 1.8%
3,700	ACE Ltd. (Switzerland)	338,106
5,100	Aflac, Inc.	314,568
5,100	Allstate Corp. (The)	259,998

See Notes to Financial Statements.

Prudential Defensive Equity Fund	21

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
16,000	American International Group, Inc.*	$728,160
3,400	Aon PLC (United Kingdom)	229,500
900	Assurant, Inc.	48,744
2,900	Chubb Corp. (The)	250,850
1,700	Cincinnati Financial Corp.	83,300
5,700	Genworth Financial, Inc. (Class A Stock)*	74,043
5,000	Hartford Financial Services Group, Inc. (The)	154,300
3,000	Lincoln National Corp.	125,010
3,400	Loews Corp.	154,870
6,000	Marsh & McLennan Cos., Inc.	251,220
11,900	MetLife, Inc.	576,198
3,100	Principal Financial Group, Inc.	134,416
6,100	Progressive Corp. (The)	158,661
1,100	Torchmark Corp.	78,188
4,100	Travelers Cos., Inc. (The)	342,555
3,000	Unum Group	94,920
3,200	XL Group PLC (Ireland)	100,320

		4,497,927

Internet & Catalog Retail 0.6%
2,800	Amazon.com, Inc.*	843,416
700	Expedia, Inc.	32,991
440	Netflix, Inc.*	107,457
400	priceline.com, Inc.*	350,268
900	Tripadvisor, Inc.*	67,518

		1,401,650

Internet Software & Services 1.1%
1,500	Akamai Technologies, Inc.*	70,800
9,900	eBay, Inc.*	511,731
2,280	Google, Inc. (Class A Stock)*	2,023,728
1,300	VeriSign, Inc.*	62,192
8,000	Yahoo!, Inc.*	224,720

		2,893,171

IT Services 1.8%
5,500	Accenture PLC (Class A Stock) (Ireland)	405,955
4,100	Automatic Data Processing, Inc.	295,569
2,600	Cognizant Technology Solutions Corp. (Class A Stock)*	188,214
1,300	Computer Sciences Corp.	61,958

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
2,500	Fidelity National Information Services, Inc.	$107,900
1,100	Fiserv, Inc.*	105,864
8,820	International Business Machines Corp.	1,720,253
890	MasterCard, Inc. (Class A Stock)	543,443
2,700	Paychex, Inc.	106,488
2,400	SAIC, Inc.	36,696
1,400	Teradata Corp.*	82,768
1,300	Total System Services, Inc.	35,633
4,290	Visa, Inc. (Class A Stock)	759,373
4,700	Western Union Co. (The)	84,412

		4,534,526

Leisure Equipment & Products 0.1%
900	Hasbro, Inc.	41,400
2,600	Mattel, Inc.	109,278

		150,678

Life Sciences Tools & Services 0.7%
8,100	Agilent Technologies, Inc.	362,313
4,000	Life Technologies Corp.*	298,400
2,600	PerkinElmer, Inc.	88,634
8,400	Thermo Fisher Scientific, Inc.	765,324
2,010	Waters Corp.*	202,889

		1,717,560

Machinery 0.6%
3,900	Caterpillar, Inc.	323,349
1,040	Cummins, Inc.	126,038
2,300	Deere & Co.	191,061
1,000	Dover Corp.	85,640
800	Flowserve Corp.	45,344
2,500	Illinois Tool Works, Inc.	180,100
1,600	Ingersoll-Rand PLC (Ireland)	97,680
600	Joy Global, Inc.	29,700
2,100	PACCAR, Inc.	118,167
700	Pall Corp.	48,972
900	Parker Hannifin Corp.	92,952
1,200	Pentair Ltd. (Switzerland)	73,296
400	Snap-on, Inc.	37,940
1,000	Stanley Black & Decker, Inc.	84,620

See Notes to Financial Statements.

Prudential Defensive Equity Fund	23

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
1,000	Xylem, Inc.	$24,930

		1,559,789

Media 1.7%
1,600	Cablevision Systems Corp. (Class A Stock)	29,904
4,400	CBS Corp. (Class B Stock)	232,496
20,200	Comcast Corp. (Class A Stock)	910,616
4,300	DIRECTV*	272,061
1,900	Discovery Communications, Inc. (Class A Stock)*	151,468
1,700	Gannett Co., Inc.	43,792
3,200	Interpublic Group of Cos., Inc. (The)	52,640
2,650	News Corp. (Class A Stock)*	42,215
2,000	Omnicom Group, Inc.	128,540
700	Scripps Networks Interactive, Inc. (Class A Stock)	49,539
2,240	Time Warner Cable, Inc.	255,517
7,200	Time Warner, Inc.	448,272
14,500	Twenty-First Century Fox, Inc.	433,260
3,400	Viacom, Inc. (Class B Stock)	247,418
13,800	Walt Disney Co. (The)	892,170
40	Washington Post Co. (The) (Class B Stock)	21,494

		4,211,402

Metals & Mining 0.3%
9,900	Alcoa, Inc.	78,705
1,000	Allegheny Technologies, Inc.	27,570
1,400	Cliffs Natural Resources, Inc.	27,314
9,700	Freeport-McMoRan Copper & Gold, Inc.	274,316
4,600	Newmont Mining Corp.	138,000
3,000	Nucor Corp.	140,340
1,300	United States Steel Corp.	22,555

		708,800

Multi-Line Retail 0.4%
2,300	Dollar General Corp.*	125,741
1,700	Dollar Tree, Inc.*	91,205
700	Family Dollar Stores, Inc.	48,132
1,100	J.C. Penney Co., Inc.*	16,060
1,600	Kohl’s Corp.	84,768
2,900	Macy’s, Inc.	140,186

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Line Retail (cont’d.)
1,100	Nordstrom, Inc.	$67,364
4,900	Target Corp.	349,125

		922,581

Multi-Utilities 4.6%
15,400	Ameren Corp.	551,474
27,200	CenterPoint Energy, Inc.	675,104
16,800	CMS Energy Corp.	470,232
18,600	Consolidated Edison, Inc.	1,114,140
36,700	Dominion Resources, Inc.	2,176,677
11,100	DTE Energy Co.	784,770
5,000	Integrys Energy Group, Inc.	314,000
19,800	NiSource, Inc.	608,256
28,100	PG&E Corp.	1,289,509
32,100	Public Service Enterprise Group, Inc.	1,084,659
8,900	SCANA Corp.	461,999
14,300	Sempra Energy	1,253,109
12,900	TECO Energy, Inc.	227,943
14,500	Wisconsin Energy Corp.	630,460

		11,642,332

Office Electronics
10,300	Xerox Corp.	99,910

Oil, Gas & Consumable Fuels 4.5%
4,300	Anadarko Petroleum Corp.	380,636
3,400	Apache Corp.	272,850
1,800	Cabot Oil & Gas Corp.	136,476
4,400	Chesapeake Energy Corp.	102,520
16,700	Chevron Corp.	2,102,363
10,500	ConocoPhillips	681,030
1,900	CONSOL Energy, Inc.	58,957
3,200	Denbury Resources, Inc.*	56,000
3,300	Devon Energy Corp.	181,533
2,350	EOG Resources, Inc.	341,901
1,300	EQT Corp.	112,450
38,300	Exxon Mobil Corp.	3,590,625
2,600	Hess Corp.	193,596
5,400	Kinder Morgan, Inc.	203,904

See Notes to Financial Statements.

Prudential Defensive Equity Fund	25

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
6,100	Marathon Oil Corp.	$221,796
2,800	Marathon Petroleum Corp.	205,324
1,600	Murphy Oil Corp.	108,352
1,100	Newfield Exploration Co.*	27,060
3,100	Noble Energy, Inc.	193,719
7,000	Occidental Petroleum Corp.	623,350
2,300	Peabody Energy Corp.	38,088
5,300	Phillips 66	325,950
1,180	Pioneer Natural Resources Co.	182,617
1,500	QEP Resources, Inc.	45,735
1,400	Range Resources Corp.	110,740
3,000	Southwestern Energy Co.*	116,370
5,700	Spectra Energy Corp.	205,143
1,200	Tesoro Corp.	68,220
4,700	Valero Energy Corp.	168,119
5,800	Williams Cos., Inc. (The)	198,186
1,700	WPX Energy, Inc.*	32,657

		11,286,267

Paper & Forest Products 0.1%
4,200	International Paper Co.	202,902

Personal Products 0.3%
12,300	Avon Products, Inc.	281,178
6,800	Estee Lauder Cos., Inc. (The) (Class A Stock)	446,420

		727,598

Pharmaceuticals 8.3%
37,100	AbbVie, Inc.	1,687,308
2,990	Actavis, Inc.*	401,468
7,000	Allergan, Inc.	637,840
38,500	Bristol-Myers Squibb Co.	1,664,740
23,200	Eli Lilly & Co.	1,232,152
5,500	Forest Laboratories, Inc.*	239,580
3,900	Hospira, Inc.*	158,730
65,800	Johnson & Johnson	6,152,300
70,700	Merck & Co., Inc.	3,405,619
8,900	Mylan, Inc.*	298,684
2,070	Perrigo Co.	257,487
156,100	Pfizer, Inc.	4,562,803

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
11,700	Zoetis, Inc.	$348,777

		21,047,488

Professional Services 0.1%
300	Dun & Bradstreet Corp. (The)	31,089
700	Equifax, Inc.	44,261
1,500	Nielsen Holdings NV	50,130
800	Robert Half International, Inc.	29,792

		155,272

Real Estate Investment Trusts 1.3%
4,300	American Tower Corp.	304,397
1,700	Apartment Investment & Management Co. (Class A Stock)	49,946
1,350	AvalonBay Communities, Inc.	182,709
1,680	Boston Properties, Inc.	179,676
180	Corrections Corp. of America	5,949
3,500	Equity Residential	196,000
5,000	HCP, Inc.	219,350
3,100	Health Care REIT, Inc.	199,919
8,300	Host Hotels & Resorts, Inc.	148,238
4,600	Kimco Realty Corp.	103,730
1,600	Macerich Co. (The)	99,280
1,800	Plum Creek Timber Co., Inc.	87,804
5,500	Prologis, Inc.	210,980
1,590	Public Storage	253,160
3,390	Simon Property Group, Inc.	542,603
3,200	Ventas, Inc.	210,368
1,900	Vornado Realty Trust	161,139
6,300	Weyerhaeuser Co.	178,920

		3,334,168

Real Estate Management & Development
3,400	CBRE Group, Inc. (Class A Stock)*	78,778

Road & Rail 0.3%
6,000	CSX Corp.	148,860
650	Kansas City Southern	70,038
1,900	Norfolk Southern Corp.	139,004
300	Ryder System, Inc.	18,552

See Notes to Financial Statements.

Prudential Defensive Equity Fund	27

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
2,750	Union Pacific Corp.	$436,122

		812,576

Semiconductors & Semiconductor Equipment 1.0%
5,100	Advanced Micro Devices, Inc.*	19,227
2,700	Altera Corp.	96,012
2,600	Analog Devices, Inc.	128,336
10,100	Applied Materials, Inc.	164,731
4,400	Broadcom Corp. (Class A Stock)	121,308
600	First Solar, Inc.*	29,544
42,000	Intel Corp.	978,600
1,400	KLA-Tencor Corp.	82,082
1,400	Lam Research Corp.*	68,908
2,000	Linear Technology Corp.	81,120
4,600	LSI Corp.*	35,788
1,600	Microchip Technology, Inc.	63,584
8,700	Micron Technology, Inc.*	115,275
4,800	NVIDIA Corp.	69,264
1,600	Teradyne, Inc.*	26,384
9,400	Texas Instruments, Inc.	368,480
2,200	Xilinx, Inc.	102,718

		2,551,361

Software 1.7%
4,200	Adobe Systems, Inc.*	198,576
1,900	Autodesk, Inc.*	67,241
1,100	BMC Software, Inc.*	50,567
2,800	CA, Inc.	83,272
1,600	Citrix Systems, Inc.*	115,232
2,500	Electronic Arts, Inc.*	65,300
2,400	Intuit, Inc.	153,408
63,600	Microsoft Corp.	2,024,388
31,100	Oracle Corp.	1,006,085
1,600	Red Hat, Inc.*	82,832
4,600	Salesforce.com, Inc.*	201,250
5,800	Symantec Corp.	154,744

		4,202,895

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 1.1%
600	Abercrombie & Fitch Co. (Class A Stock)	$29,922
300	AutoNation, Inc.*	14,370
280	AutoZone, Inc.*	125,602
1,700	Bed Bath & Beyond, Inc.*	129,999
2,000	Best Buy Co., Inc.	60,180
1,700	CarMax, Inc.*	83,368
900	GameStop Corp. (Class A Stock)	44,154
2,200	Gap, Inc. (The)	100,980
11,200	Home Depot, Inc. (The)	885,136
1,800	L Brands, Inc.	100,386
8,200	Lowe’s Cos., Inc.	365,556
850	O’Reilly Automotive, Inc.*	106,471
800	PetSmart, Inc.	58,576
1,700	Ross Stores, Inc.	114,699
5,100	Staples, Inc.	86,802
900	Tiffany & Co.	71,559
5,500	TJX Cos., Inc. (The)	286,220
800	Urban Outfitters, Inc.*	34,048

		2,698,028

Textiles, Apparel & Luxury Goods 0.3%
2,200	Coach, Inc.	116,886
410	Fossil Group, Inc.*	45,059
5,600	NIKE, Inc. (Class B Stock)	352,352
630	PVH Corp.	83,028
470	Ralph Lauren Corp.	85,568
680	VF Corp.	133,960

		816,853

Thrifts & Mortgage Finance
5,600	Hudson City Bancorp, Inc.	53,536
3,900	People’s United Financial, Inc.	58,500

		112,036

Tobacco 2.8%
57,000	Altria Group, Inc.	1,998,420
10,700	Lorillard, Inc.	455,071
46,500	Philip Morris International, Inc.	4,146,870
9,000	Reynolds American, Inc.	444,870

		7,045,231

See Notes to Financial Statements.

Prudential Defensive Equity Fund	29

Portfolio of Investments

as of July 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.1%
1,600	Fastenal Co.	$78,416
360	W.W. Grainger, Inc.	94,370

		172,786

Wireless Telecommunication Services 0.7%
23,300	Crown Castle International Corp.*	1,636,828

	TOTAL LONG-TERM INVESTMENTS (cost $220,345,424)	241,757,457

Principal Amount (000)#
SHORT-TERM INVESTMENTS 4.6%

U.S. TREASURY OBLIGATION 0.3%
700	U.S. Treasury Bills (cost $699,957)(a)(b) 0.044%, 09/19/13	699,986

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 4.3%
10,906,973	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $10,906,973)(c)	10,906,973

	TOTAL SHORT-TERM INVESTMENTS (cost $11,606,930)	11,606,959

	TOTAL INVESTMENTS 100.2% (cost $231,952,354; Note 5)	253,364,416
	Liabilities in excess of other assets(d) (0.2%)	(386,595)

	NET ASSETS 100%	$252,977,821

The following abbreviation is used in the Portfolio descriptions:

NASDAQ—National Association for Securities Dealers Automated Quotations.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(b)	Rates shown are the effective yields at purchase date.

See Notes to Financial Statements.

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(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at July 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2013	Unrealized Appreciation
	Long Positions:
22	S&P 500 E-Mini	Sep. 2013	$1,782,945	$1,848,550	$65,605
21	S&P 500 Index	Sep. 2013	8,420,737	8,822,625	401,888

					$467,493

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$241,757,457	$—	$—
U.S. Treasury Obligations	—	699,986	—
Affiliated Money Market Mutual Fund	10,906,973	—	—
Other Financial Instruments*
Futures	467,493	—	—

Total	$253,131,923	$699,986	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	31

Portfolio of Investments

as of July 31, 2013 continued

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2013 were as follows:

Diversified Telecommunication Services	11.0%
Pharmaceuticals	8.3
Electric Utilities	7.0
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	4.5
Affiliated Money Market Mutual Fund	4.3
Food & Staples Retailing	4.1
Beverages	3.9
Household Products	3.6
Diversified Financial Services	3.5
Biotechnology	3.1
Healthcare Equipment & Supplies	3.0
Healthcare Providers & Services	2.9
Food Products	2.8
Tobacco	2.8
Computers & Peripherals	2.0
Commercial Banks	1.9
Insurance	1.8
IT Services	1.8
Media	1.7
Software	1.7
Capital Markets	1.4
Chemicals	1.4
Real Estate Investment Trusts	1.3
Internet Software & Services	1.1
Specialty Retail	1.1
Semiconductors & Semiconductor Equipment	1.0
Communications Equipment	1.0
Energy Equipment & Services	0.9
Aerospace & Defense	0.9
Industrial Conglomerates	0.9
Hotels, Restaurants & Leisure	0.8
Life Sciences Tools & Services	0.7
Wireless Telecommunication Services	0.7%
Consumer Finance	0.6
Machinery	0.6
Internet & Catalog Retail	0.6
Gas Utilities	0.4
Independent Power Producers & Energy Traders	0.4
Multi-Line Retail	0.4
Automobiles	0.3
Textiles, Apparel & Luxury Goods	0.3
Road & Rail	0.3
Personal Products	0.3
Metals & Mining	0.3
U.S. Treasury Obligations	0.3
Air Freight & Logistics	0.3
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	0.2
Auto Components	0.2
Commercial Services & Supplies	0.2
Household Durables	0.1
Healthcare Technology	0.1
Containers & Packaging	0.1
Paper & Forest Products	0.1
Trading Companies & Distributors	0.1
Professional Services	0.1
Leisure Equipment & Products	0.1
Construction & Engineering	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Payable to broker—variation margin	$467,493	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(73,222)	$175,823	$394,208	$—	$496,809
Foreign exchange contracts	—	(2,070)	—	—	—	29,394	27,324
Credit contracts	—	—	—	—	(1,112,753)	—	(1,112,753)
Equity contracts	20	—	(47,098)	—	—	—	(47,078)

Total	$20	$(2,070)	$(120,320)	$175,823	$(718,545)	$29,394	$(635,698)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$25,656	$(15,795)	$(449,023)	$—	$(439,162)
Foreign exchange contracts	300	—	—	—	(62,898)	(62,598)
Credit contracts	—	—	—	540,523	—	540,523
Equity contracts	—	467,493	—	—	—	467,493

Total	$300	$493,149	$(15,795)	$91,500	$(62,898)	$506,256

See Notes to Financial Statements.

Prudential Defensive Equity Fund	33

Portfolio of Investments

as of July 31, 2013 continued

For the year ended July 31, 2013, the Fund’s average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts—Long Positions(3)	Futures Contracts—Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)
$1,242	$89,512	$4,198,207	$2,036,073	$10,880,725

Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements—Buy Protection(6)	Credit Default Swap Agreements—Sell Protection(6)
$20,183,623	$13,081,442	$17,829,280	$1,458,000

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2013

Prudential Defensive Equity Fund

Statement of Assets and Liabilities

as of July 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $221,045,381)	$242,457,443
Affiliated Investments (cost $10,906,973)	10,906,973
Dividends and interest receivable	586,281
Tax reclaim receivable	107,636
Receivable for Fund shares sold	42,942
Prepaid expenses	2

Total assets	254,101,277

Liabilities
Payable for Fund shares reacquired	451,091
Accrued expenses and other liabilities	299,438
Management fee payable	160,120
Distribution fee payable	96,510
Payable to custodian	57,462
Affiliated transfer agent fee payable	29,164
Payable to broker-variation margin	26,670
Deferred trustees’ fees	3,001

Total liabilities	1,123,456

Net Assets	$252,977,821

Net assets were comprised of:
Shares of beneficial interest, at par	$19,693
Paid-in capital, in excess of par	220,547,033

220,566,726
Undistributed net investment income	1,101,075
Accumulated net realized gain on investment and foreign currency transactions	9,430,075
Net unrealized appreciation on investments and foreign currencies	21,879,945

Net assets, July 31, 2013	$252,977,821

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($179,710,523 / 13,970,073 shares of common stock issued and outstanding)	$12.86
Maximum sales charge (5.5% of offering price)	.75

Maximum offering price to public	$13.61

Class B:
Net asset value, offering price and redemption price per share, ($20,779,513 / 1,623,367 shares of common stock issued and outstanding)	$12.80

Class C:
Net asset value, offering price and redemption price per share, ($48,666,253 / 3,802,575 shares of common stock issued and outstanding)	$12.80

Class R:
Net asset value, offering price and redemption price per share, ($372,961 / 29,033 shares of common stock issued and outstanding)	$12.85

Class X:
Net asset value, offering price and redemption price per share, ($102,311 / 7,954 shares of common stock issued and outstanding)	$12.86

Class Z:
Net asset value, offering price and redemption price per share, ($3,346,260 / 259,617 shares of common stock issued and outstanding)	$12.89

See Notes to Financial Statements.

Prudential Defensive Equity Fund	37

Statement of Operations

Year Ended July 31, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes $59,345)	$4,323,069
Interest income	1,735,679
Affiliated dividend income	17,959

6,076,707

Expenses
Management fee	1,871,344
Distribution fee—Class A	432,117
Distribution fee—Class B	229,380
Distribution fee—Class C	496,705
Distribution fee—Class R	1,705
Distribution fee—Class X	460
Transfer agent’s fees and expenses (including affiliated expense of $145,000)	355,000
Custodian’s fees and expenses	324,000
Registration fees	64,000
Reports to shareholders	59,000
Audit fee	48,000
Legal fee	20,000
Trustees’ fees	18,000
Insurance expense	5,000
Loan interest expense (Note 7)	265
Miscellaneous	65,269

Total expenses	3,990,245

Net investment income	2,086,462

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	42,103,802
Options written transactions	175,823
Foreign currency transactions	(320,683)
Futures transactions	(120,320)
Swap agreement transactions	(718,545)
Short sale transactions	(14,511)

41,105,566

Net change in unrealized appreciation (depreciation) on:
Investments	(5,565,229)
Options written	(15,795)
Foreign currencies	(58,879)
Futures	493,149
Swaps	91,500
Short Sales	8,438

(5,046,816)

Net gain on investments	36,058,750

Net Increase In Net Assets Resulting From Operations	$38,145,212

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,086,462	$2,662,168
Net realized gain on investment and foreign currency transactions	41,105,566	15,107,011
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,046,816)	(13,639,589)

Net increase in net assets resulting from operations	38,145,212	4,129,590

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(3,164,951)	(1,884,201)
Class B	(263,105)	(76,350)
Class C	(579,854)	(134,474)
Class M	—	(177)
Class R	(5,392)	(2,203)
Class X	(3,285)	(5,882)
Class Z	(75,420)	(38,968)

	(4,092,007)	(2,142,255)

Capital Contributions (Note 2)
Class X	—	206

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,754,031	19,106,613
Net asset value of shares issued in reinvestment of dividends and distributions	3,973,284	2,087,638
Cost of shares reacquired	(46,332,983)	(70,305,270)

Net decrease in net assets resulting from Fund share transactions	(31,605,668)	(49,111,019)

Total increase (decrease)	2,447,537	(47,123,478)

Net Assets
Beginning of year	250,530,284	297,653,762

End of year(a)	$252,977,821	$250,530,284

(a) Includes undistributed net income of:	$1,101,075	$3,385,141

See Notes to Financial Statements.

Prudential Defensive Equity Fund	39

Notes to Financial Statements

Prudential Investment Portfolios 16 (formerly known as Target Asset Allocation Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two portfolios: Prudential Defensive Equity Fund (formerly known as the Target Moderate Allocation Fund) (the “Fund”) and Target Conservative Allocation Fund. These financial statements relate only to Prudential Defensive Equity Fund. The financial statements of the other portfolio are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

At a special meeting of shareholders of the Fund held on March 25, 2013, the shareholders of the Fund approved appointment of Quantitative Management Associates LLC (“QMA”) as the Fund’s sole investment manager (“Subadvisor”). The appointment was part of an overall re-positioning of the Fund, from being a multi-managed mutual fund subadvised by multiple non-proprietary subadvisors, as an equity fund to be managed solely by QMA. The re-positioning included investment policy changes, including a change in investment objective. Implementation of the change was effective May 8, 2013. Through May 7, 2013, the Fund was managed by the following investment managers:

Subadvisors	Fund Segment
Epoch Investment Partners Hotchkis and Wiley Capital Management LLC NFJ Investment Group LLC	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Marsico Capital Management, LLC Massachusetts Financial Services Company	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

Eagle Asset Management, Inc.	Small-cap growth stocks

The investment objective of the Fund is to seek long-term capital appreciation.

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Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Prudential Defensive Equity Fund	41

Notes to Financial Statements

continued

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, and cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the

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event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end

Prudential Defensive Equity Fund	43

Notes to Financial Statements

continued

exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may by delayed or limited.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral

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from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also used purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund

Prudential Defensive Equity Fund	45

Notes to Financial Statements

continued

bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and to manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

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With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Fund entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate

Prudential Defensive Equity Fund	47

Notes to Financial Statements

continued

issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund took an active short position with respect to the likelihood of a particular issue’s default by selling credit default swaps. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. A master netting agreement exists between the Fund and the counterparty which permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date are disclosed in the footnotes to the

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Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2013, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions

Prudential Defensive Equity Fund	49

Notes to Financial Statements

continued

by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. Distributions of net realized capital and currency gains, if any, are declared and paid annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted

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accounting principles are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the Subadvisor’s performance of such services. PI has entered into a subadvisory agreement with QMA. The subadvisory agreement provides that QMA furnishes advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended July 31, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s

Prudential Defensive Equity Fund	51

Notes to Financial Statements

continued

Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, ..75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS has contractually agreed through November 30, 2014 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $95,191 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2013. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2013, it has received $153, $20,883 and $1,988 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940

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Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2013, aggregated $506,676,935 and $523,694,518, respectively.

Transactions in options written during the year ended July 31, 2013 were as follows:

	Notional Amount (000)	Premium Received
Options outstanding at July 31, 2012	9,000	$139,485
Written options	20,700	52,688
Expired options	(15,900)	(149,248)
Closed options	(13,800)	(42,925)

Options outstanding at July 31, 2013	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended July 31, 2013, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $278,521 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, paydown losses, reclasses on swaps and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2013 and July 31, 2012, the tax character of dividends paid by the Fund were $4,092,007 and $2,142,255 of ordinary income, respectively.

Prudential Defensive Equity Fund	53

Notes to Financial Statements

continued

As of July 31, 2013, the accumulated undistributed earnings on a tax basis was $1,104,076 of ordinary income and $12,533,490 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$234,588,276	$25,447,832	$(6,671,692)	$18,776,140	$390	$18,776,530

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, swaps, short sales, options, futures, forward currency transactions and mark-to-market of receivables and payables.

The Fund utilized approximately $25,836,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis

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approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2013, Prudential owns 235 shares of Class R.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2013:
Shares sold	513,428	$6,198,588
Shares issued in reinvestment of dividends and distributions	267,592	3,106,744
Shares reacquired	(2,643,619)	(31,430,563)

Net increase (decrease) in shares outstanding before conversion	(1,862,599)	(22,125,231)
Shares issued upon conversion from Class B and Class X	623,668	7,526,298
Shares reacquired upon conversion into Class Z	(4,119)	(48,752)

Net increase (decrease) in shares outstanding	(1,243,050)	$(14,647,685)

Year ended July 31, 2012:
Shares sold	1,338,922	$14,505,778
Shares issued in reinvestment of dividends and distributions	179,082	1,846,337
Shares reacquired	(5,024,165)	(55,172,841)

Net increase (decrease) in shares outstanding before conversion	(3,506,161)	(38,820,726)
Shares issued upon conversion from Class B, Class M, and Class X	1,001,041	10,820,677
Net increase (decrease) in shares outstanding	(1,806)	(20,228)

	(2,506,926)	$(28,020,277)

Prudential Defensive Equity Fund	55

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended July 31, 2013:
Shares sold	178,513	$2,146,514
Shares issued in reinvestment of dividends and distributions	22,454	260,470
Shares reacquired	(210,118)	(2,504,917)

Net increase (decrease) in shares outstanding before conversion	(9,151)	(97,933)
Shares reaquired upon conversion into Class A	(602,753)	(7,246,680)

Net increase (decrease) in shares outstanding	(611,904)	$(7,344,613)

Year ended July 31, 2012:
Shares sold	196,828	$2,131,751
Shares issued in reinvestment of dividends and distributions	7,308	75,352
Shares reacquired	(354,686)	(3,810,919)

Net increase (decrease) in shares outstanding before conversion	(150,550)	(1,603,816)
Shares reaquired upon conversion into Class A	(954,428)	(10,275,540)

Net increase (decrease) in shares outstanding	(1,104,978)	$(11,879,356)

Class C
Year ended July 31, 2013:
Shares sold	153,793	$1,850,504
Shares issued in reinvestment of dividends and distributions	45,590	528,828
Shares reacquired	(929,412)	(11,093,358)

Net increase (decrease) in shares outstanding before conversion	(730,029)	(8,714,026)
Shares reaquired upon conversion into Class Z	(1,150)	(13,873)

Net increase (decrease) in shares outstanding	(731,179)	$(8,727,899)

Year ended July 31, 2012:
Shares sold	190,935	$2,038,655
Shares issued in reinvestment of dividends and distributions	11,846	122,017
Shares reacquired	(987,994)	(10,625,686)

Net increase (decrease) in shares outstanding	(785,213)	$(8,465,014)

Class M
Period ended April 13, 2012*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	18	176
Shares reacquired	(1,363)	(13,890)

Net increase (decrease) in shares outstanding before conversion	(1,345)	(13,714)
Shares reacquired upon conversion into Class A	(19,538)	(208,194)

Net increase (decrease) in shares outstanding	(20,883)	$(221,908)

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Class R	Shares	Amount
Year ended July 31, 2013:
Shares sold	778	$9,309
Shares issued in reinvestment of dividends and distributions	464	5,393
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,242	$14,702

Year ended July 31, 2012:
Shares sold	972	$10,459
Shares issued in reinvestment of dividends and distributions	214	2,203
Shares reacquired	(4,085)	(42,749)

Net increase (decrease) in shares outstanding	(2,899)	$(30,087)

Class X
Year ended July 31, 2013:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	283	3,285
Shares reacquired	(1,501)	(18,203)

Net increase (decrease) in shares outstanding	(1,218)	(14,918)
Shares reacquired upon conversion into Class A	(23,520)	(279,618)

Net increase (decrease) in shares outstanding	(24,738)	$(294,536)

Year ended July 31, 2012:
Shares sold	1,476	$15,508
Shares issued in reinvestment of dividends and distributions	570	5,882
Shares reacquired	(7,905)	(82,973)

Net increase (decrease) in shares outstanding	(5,859)	(61,583)
Shares reacquired upon conversion into Class A	(31,329)	(336,943)

Net increase (decrease) in shares outstanding	(37,188)	$(398,526)

Prudential Defensive Equity Fund	57

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended July 31, 2013:
Shares sold	45,787	$549,116
Shares issued in reinvestment of dividends and distributions	5,906	68,564
Shares reacquired	(105,415)	(1,285,942)

Net increase (decrease) in shares outstanding before conversion	(53,722)	(668,262)
Shares issued upon conversion from Class A and Class C	5,257	62,625

Net increase (decrease) in shares outstanding	(48,465)	$(605,637)

Year ended July 31, 2012:
Shares sold	36,635	$404,462
Shares issued in reinvestment of dividends and distributions	3,460	35,671
Shares reacquired	(51,492)	(556,212)

Net increase (decrease) in shares outstanding before conversion	(11,397)	(116,079)
Shares issued upon conversion from Class A	1,805	20,228

Net increase (decrease) in shares outstanding	(9,592)	$(95,851)

*	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended July 31, 2013. The Fund had an average outstanding balance of $919,571 for seven days at an average interest rate of 1.48%.

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Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential Defensive Equity Fund	59

Financial Highlights

Class A Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.23	$11.12	$9.88	$8.97	$10.72
Income (loss) from investment operations:
Net investment income	.13	.13	.13	.14	.19
Net realized and unrealized gain (loss) on investment transactions	1.72	.09	1.20	.90	(1.59)
Total from investment operations	1.85	.22	1.33	1.04	(1.40)
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.11)	(.09)	(.13)	(.25)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.22)	(.11)	(.09)	(.13)	(.35)
Net asset value, end of year	$12.86	$11.23	$11.12	$9.88	$8.97
Total Return(a)	16.69%	2.05%	13.51%	11.67%	(12.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$179,711	$170,788	$196,985	$164,925	$142,715
Average net assets (000)	$172,847	$188,087	$186,704	$159,007	$131,169
Ratios to average net assets(c):
Expenses(e)	1.38%	1.41%	1.37%	1.41%	1.48% (d)
Net investment income	1.05%	1.19%	1.16%	1.39%	2.18%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17	$11.06	$9.84	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.04	.05	.04	.06	.13
Net realized and unrealized gain (loss) on investment transactions	1.73	.09	1.20	.91	(1.58)
Total from investment operations	1.77	.14	1.24	.97	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.03)	(.02)	(.10)	(.14)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.14)	(.03)	(.02)	(.10)	(.24)
Net asset value, end of year	$12.80	$11.17	$11.06	$9.84	$8.97
Total Return(a)	15.94%	1.26%	12.57%	10.82%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,780	$24,968	$36,955	$52,726	$67,013
Average net assets (000)	$22,938	$29,979	$46,927	$62,087	$76,425
Ratios to average net assets(c):
Expenses	2.13%	2.16%	2.12%	2.16%	2.23% (d)
Net investment income	.30%	.45%	.41%	.65%	1.46%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	61

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.17	$11.06	$9.84	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.04	.05	.04	.06	.12
Net realized and unrealized gain (loss) on investment transactions	1.73	.09	1.20	.91	(1.57)
Total from investment operations	1.77	.14	1.24	.97	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.03)	(.02)	(.10)	(.14)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.14)	(.03)	(.02)	(.10)	(.24)
Net asset value, end of year	$12.80	$11.17	$11.06	$9.84	$8.97
Total Return(a)	15.94%	1.26%	12.57%	10.82%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,666	$50,632	$58,827	$63,077	$68,208
Average net assets (000)	$49,670	$52,831	$62,754	$68,051	$72,815
Ratios to average net assets(c):
Expenses	2.13%	2.16%	2.12%	2.16%	2.23% (d)
Net investment income	.30%	.44%	.41%	.64%	1.45%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

62	Visit our website at www.prudentialfunds.com

Class M Shares
	Period Ended April 13,		Year Ended July 31,
	2012(b)(e)		2011(b)	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.04		$9.81	$8.95	$10.64	$12.66	$11.85
Income (loss) from investment operations:
Net investment income	.04		.04	.06	.13	.16	.12
Net realized and unrealized gain (loss) on investment transactions	.16		1.21	.90	(1.58)	(1.02)	1.30
Total from investment operations	.20		1.25	.96	(1.45)	(.86)	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.03)		(.02)	(.10)	(.14)	(.17)	(.13)
Distributions from net realized gains	-		-	-	(.10)	(.99)	(.48)
Total dividends and distributions	(.03)		(.02)	(.10)	(.24)	(1.16)	(.61)
Net asset value, end of year	$11.21		$11.04	$9.81	$8.95	$10.64	$12.66
Total Return(a)	1.81%		12.71%	10.74%	(13.46)%	(7.58)%	12.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13		$230	$1,100	$2,083	$4,709	$8,277
Average net assets (000)	$102		$702	$1,717	$2,764	$6,746	$8,529
Ratios to average net assets(c):
Expenses	2.16%	(f)	2.12%	2.16%	2.23% (d)	2.14%	1.93%
Net investment income	.33%	(f)	.38%	.64%	1.47%	1.29%	.96%
Portfolio turnover rate	174%	(g)(h)	151%	140%	249%	213%	195%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) As of April 13, 2012, the last conversion of Class M shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Not annualized.

(h) Calculated as of July 31, 2012.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	63

Financial Highlights

continued

Class R Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.21	$11.10	$9.87	$8.97	$10.73
Income (loss) from investment operations:
Net investment income	.10	.10	.09	.11	.17
Net realized and unrealized gain (loss) on investment transactions	1.73	.09	1.21	.91	(1.60)
Total from investment operations	1.83	.19	1.30	1.02	(1.43)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.08)	(.07)	(.12)	(.23)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.19)	(.08)	(.07)	(.12)	(.33)
Net asset value, end of year	$12.85	$11.21	$11.10	$9.87	$8.97
Total Return(a)	16.52%	1.78%	13.16%	11.43%	(13.03)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$373	$311	$341	$578	$761
Average net assets (000)	$341	$306	$497	$632	$1,024
Ratios to average net assets(c):
Expenses(e)	1.63%	1.66%	1.62%	1.66%	1.73% (d)
Net investment income	.81%	.94%	.89%	1.15%	1.97%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.22	$11.12	$9.88	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.12	.13	.12	.10	.13
Net realized and unrealized gain (loss) on investment transactions	1.74	.08	1.21	.91	(1.58)
Total from investment operations	1.86	.21	1.33	1.01	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.22)	(.11)	(.09)	(.10)	(.24)
Capital Contribution	-	- (e)	- (e)	- (e)	-
Net asset value, end of year	$12.86	$11.22	$11.12	$9.88	$8.97
Total Return(a)	16.79%	1.96%	13.51%	11.28%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102	$367	$777	$1,430	$2,235
Average net assets (000)	$184	$505	$1,112	$1,847	$2,858
Ratios to average net assets(c):
Expenses	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Net investment income	1.02%	1.20%	1.15%	1.04%	1.48%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) Less than $.005.

See Notes to Financial Statements.

Prudential Defensive Equity Fund	65

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.24	$11.14	$9.90	$8.98	$10.74
Income (loss) from investment operations:
Net investment income	.16	.16	.15	.16	.21
Net realized and unrealized gain (loss) on investment transactions	1.74	.08	1.21	.90	(1.60)
Total from investment operations	1.90	.24	1.36	1.06	(1.39)
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.14)	(.12)	(.14)	(.27)
Distributions from net realized gains	-	-	-	-	(.10)
Total dividends and distributions	(.25)	(.14)	(.12)	(.14)	(.37)
Net asset value, end of year	$12.89	$11.24	$11.14	$9.90	$8.98
Total Return(a)	17.13%	2.22%	13.75%	11.90%	(12.55)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,346	$3,464	$3,539	$3,848	$4,786
Average net assets (000)	$3,533	$3,240	$3,846	$4,425	$8,208
Ratios to average net assets(c):
Expenses	1.13%	1.16%	1.12%	1.16%	1.23% (d)
Net investment income	1.30%	1.44%	1.42%	1.64%	2.47%
Portfolio turnover rate	239%	174%	151%	140%	249%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16 - Prudential Defensive Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Defensive Equity Fund (formerly known as Target Moderate Allocation Fund) (hereafter referred to as the “Fund”), a portfolio of the Prudential Investment Portfolios 16 (formerly known as Target Asset Allocation Funds), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2013

Prudential Defensive Equity Fund	67

Tax Information

(Unaudited)

For the year ended July 31, 2013, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

	QDI	DRD	IRD
Prudential Defensive Equity Fund	100.00%	70.61%	7.81%

In January 2014, you will be advised on IRS Form 1099-DIV or substituted 1099-DIV as to the federal tax status of dividends received by you in calendar year 2013.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.95% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Defensive Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (56) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2008-2012), President and Director (2003-2008) and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (73) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (50) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Defensive Equity Fund

(1) The year that each Board Member joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Defensive Equity Fund

Explanatory Notes to Tables:

¢	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¢	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¢

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¢

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¢

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Defensive Equity (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Management Agreement

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with various subadvisers. Because the Board had approved a new subadvisory agreement for the Fund at its December 2012 meetings as part of an overall restructuring of the Fund, the Board noted that only the Fund’s management agreement was under consideration. In considering the renewal of the agreement, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreement through July 31, 2014, after concluding that the renewal of the agreement was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreement, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single

[1]	Prudential Defensive Equity Fund is a series of Prudential Investment Portfolios 16.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Defensive Equity Fund

Approval of Advisory Agreements (continued)

factor which alone was responsible for the Board’s decision to approve the agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Prudential Investment Portfolios 16, were in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and its subadvisers, The Board was provided with information pertaining to PI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI under the management agreement.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI

The Board considered potential ancillary benefits that might be received by PI and its affiliates as a result of its relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the benefits derived by PI were consistent with the types of benefits generally derived by investment managers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

Prudential Defensive Equity Fund

Approval of Advisory Agreements (continued)

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that earlier in 2013, following shareholder approval, a new subadviser was appointed to replace the Fund’s existing subadvisers as part of an overall restructuring and repositioning of the Fund.

•

As a result of the recent appointment of the new subadviser and corresponding restructuring of the Fund, the Board noted that the Fund’s historical performance record did not reflect the current management and operation of the Fund.

[3]

The Fund was compared to the Lipper Large-Cap Core Funds Performance Universe, although Lipper classified the Fund in the Mixed-Asset Target Allocation Growth Funds Performance Universe as of 12/31/2012. The Lipper Large-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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•

The Board concluded that it was reasonable to allow the subadviser to continue to build a performance record against which performance could be evaluated, and therefore it would be in the best interests of the Fund and its shareholders to renew the management agreement.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreement was in the best interests of the Fund and its shareholders.

Prudential Defensive Equity Fund

Approval of Advisory Agreements (continued)

Approval of New Subadvisory Agreement

Matters Considered by the Board

The Board of Trustees (the Board) of Prudential Investment Portfolios 16 (formerly, Target Asset Allocation Funds), including all of the Independent Trustees, met during the Board Meeting that took place on December 3-5, 2012, to consider the proposal by Prudential Investments LLC (the Manager) to change the Fund’s subadvisory arrangements, investment objective, investment strategies, and name (such changes are collectively referred to herein from time to time as the Fund Repositioning). In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Fund Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Fund Repositioning. The materials included, among other things, a detailed presentation by the proposed new subadviser, Quantitative Management Associates LLC (QMA), of the new investment strategy, simulated portfolio performance information for the QMA strategy compared to actual historical performance of the Fund and benchmark indices, a comparative analysis of the investment management fee rate for the Repositioned Fund (unchanged from the current Fund) and its estimated expenses compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Repositioned Fund.

At the Board Meeting, the Board, including a majority of the Independent Trustees, approved the termination of the existing subadvisory agreements relating to the Fund between the Manager and each of the Fund’s current subadvisers (the Current Subadvisers), the execution of a subadvisory agreement relating to the Fund between the Manager and QMA, and certain changes to the Fund’s investment strategies as outlined above. At the Board Meeting, the Board received oral presentations from representatives of the Manager and QMA and had the opportunity to ask questions and obtain additional information about the Fund Repositioning, including the proposed subadvisory arrangements.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the proposed subadvisory arrangements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the Manager and Current Subadvisers under the current Management Agreement and the Current Subadvisory Agreements and the nature and extent of services to be provided to the Repositioned Fund by the Manager and QMA under the New Subadvisory Agreement. The Board concluded that it was

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satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Fund by the Manager and QMA under the New Subadvisory Agreement.

Investment Performance

The Board noted that the Current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Fund’s investment management agreement, and that it had considered the Fund’s historical investment performance at that time.

The Board also considered that it was approving QMA as the sole subadviser for the Repositioned Fund and that QMA would be implementing new investment strategies for the Fund. Neither the Manager nor QMA manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Fund. As a result, there was no directly comparable investment performance for the Repositioned Fund for the Board to review at the Board Meeting. The investment strategies to be used by QMA in connection with the Repositioned Fund are used by QMA in connection with its management of portions of other registered investment companies and/or pooled investment vehicles. At the Board Meeting, the Board reviewed simulated portfolio performance information for the QMA strategy along with historical performance of the benchmark indices for the Repositioned Fund, noting the limitations of simulated performance as an indication of future results and the differences between the benchmark indexes and the new investment strategies for the Repositioned Fund.

Other Matters

The Board considered that subadvisory fees are paid by PI to the subadviser(s) for the Fund. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Fund or its shareholders. Instead, any change in the effective subadvisory fee rate would change the net investment management fee retained by PI. The net investment management fees to be retained by PI under the proposed subadvisory arrangement with QMA would be reviewed along with the above-described factors in connection with any proposed future renewal of the Fund’s investment management agreement or the proposed subadvisory agreement with QMA for the Fund.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and QMA at the Board Meeting, the Board concluded that approving QMA was in the best interests of the Fund and its shareholders.

Prudential Defensive Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Defensive Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	N/A	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X835	74442X827

MFSP504E3    0250660-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2013 and July 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $116,000 and $185,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended July 31, 2013. During the fiscal year ended July 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 23, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 23, 2013